UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2018

Date of reporting period:	August 1, 2017 — January 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Short Duration Income Fund

Semiannual report
1 | 31 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PSDTX

Putnam
Short Duration
Income Fund

Semiannual report
1 | 31 | 18

Consider these risks before investing: Putnam Short Duration Income Fund is not a money market fund. The effects of inflation may erode the value of your investment over time. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy and interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to periods of increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

March 12, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, the U.S. stock market has encountered some challenges. Following several turbulent days, the S&P 500 Index entered correction territory on February 8, 2018, closing more than 10% below its January 2018 peak. Global stock and bond markets have also struggled as concerns grow about rising inflation and interest rates.

While declines like this can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. You can learn more about how your fund performed, and your fund manager’s outlook for the coming months, in the following report.

Thank you for investing with Putnam.

Putnam Short Duration Income Fund is designed for investors who seek a conservative risk profile and low volatility, along with income potential. Managed by a team of industry veterans, the fund offers a level of flexibility not necessarily available in other conservative investment options. Because the fund is not a money market fund, the managers can invest in a broader range of sectors and securities that may offer higher yields without taking on significantly more risk.

2 Short Duration Income Fund

A broader range of income opportunities

The fund can invest in a wider range of securities than is available to money market funds.

Investors should be aware of the differences between Putnam Short Duration Income Fund and money market funds before investing: Both seek to preserve capital and maintain liquidity. Money market funds generally focus on stability of principal, while Putnam Short Duration Income Fund seeks a balance of stability and income, which may result in increased volatility. Money market funds seek to maintain a net asset value (NAV) of $1.00 per share; the NAV of Putnam Short Duration Income Fund will fluctuate to reflect the market value of the portfolio. The fund’s fees and expenses differ from money market funds; see the prospectus for details. The fund can invest in more bond sectors than money market funds and, as a result, will be exposed to a larger number of risks. Neither money market funds nor this fund is insured or guaranteed by the FDIC or any other government agency, and investors can lose money in each.

Short Duration Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. See below and pages 9–10 for additional performance information. The fund had expense limitations during the period, without which returns would have been lower.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/18. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on pages 13–14.

4 Short Duration Income Fund

Mike is Co-Head of Fixed Income. He has a B.A. from Cornell University. Mike joined Putnam in 1997 and has been in the investment industry since 1989.

Joanne has an M.B.A. from D’Amore-McKim School of Business at Northeastern University and a B.S. from Westfield State College. She joined Putnam in 1995 and has been in the investment industry since 1992.

Your fund is also managed by Emily E. Shanks.

How was the environment for the short-term bond market during the six-month reporting period ended January 31, 2018?

JOANNE Economic conditions remained solid during the period, with U.S. gross domestic product [GDP] surpassing 3% for the third quarter and the unemployment rate steadying at just over 4%. After a contentious year of legislative gridlock, Congress passed the Tax Cuts and Jobs Act, which many investors view as stimulative for the economy. Inflation readings remained tame in spite of third-quarter weather-related disruptions in the United States and an uptick in oil prices. In October, the Federal Reserve began unwinding its $4 trillion balance sheet amassed since the 2008 financial crisis. The Fed has indicated that this process will be measured and lengthy, beginning with $10 billion being liquidated on a monthly basis. As generally expected, the Federal Open Market Committee [FOMC] raised rates 25 basis points at its December meeting, the third such increase in 2017.

Short-term interest rates increased significantly over the period, causing the yield curve to flatten. This dynamic prompted comparisons to previous flattening cycles that have preceded recessions. However, during January — the last month of the reporting period — longer rates broke out of the limited range they maintained for most of 2017. The yield of the benchmark 10-year Treasury bond gained 30 basis points. Overall, the period saw the sort of interest rate normalization we would expect given the

Short Duration Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 1/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

The cash and net other assets category may show a negative market value percentage as a result of the timing of trade-date and settlement-date transactions.

strengthening economy, the Fed’s actions, and the market’s response.

How did the fund perform against this backdrop?

MIKE The fund returned 0.70% over the six-month period, outperforming its benchmark. Pressures on longer-term rates were evident in the -0.36% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which as a whole is reflective of longer-term bond prices and yields. The fund strives to maintain a low volatility net asset value [NAV], and the fund’s class A shares began and ended the period at $10.06; however, there were minor fluctuations in the NAV during the course of the period.

What strategies or factors contributed to the fund’s performance during the period?

MIKE Roughly half the fund was invested in floating-rate instruments, which adjust to rising interest rates, and as LIBOR [London Interbank Offered Rate — a widely used benchmark for short-term lending among banks] continued to rise in tandem with Fed funds, the fund benefited. Along with allocations to commercial paper, the biggest driver of performance continued to be financials. Holdings in banking issuers added the most value. However, fund returns were marginally lower across sectors for the period. In addition, we maintained the fund’s very short duration, and ongoing increases in short-end rates were not detrimental to results.

Were there any strategies that detracted from returns?

JOANNE Although during the period the fund did not hold U.S. Treasury securities, which are the basis of the fund’s benchmark, this strategy did not actually detract from the fund in absolute terms. Because the maturities of the fund holdings are so short, averaging less than a year, changes to the values of specific securities tend

6 Short Duration Income Fund

to be minimal. There was a very slight negative return in retail issuers.

How did you manage interest-rate risk in the portfolio during the period?

MIKE We maintained a limited exposure to the longer end of short-duration securities. This approach benefited the fund throughout the period as short-end rates increased. The fund maintained an effective average maturity of less than one year and a very short effective duration, limiting exposure to interest-rate risk.

Did the fund’s allocations change during the reporting period as you adjusted the portfolio for a higher-rate environment?

JOANNE During the period, we decreased overall exposure to investment-grade corporate bonds and certificates of deposit in favor of commercial paper. During the period, as short-term rates rose and long-term rates fluctuated, commercial paper provided better opportunities, in our view.

What are your expectations for fixed-income markets in the coming months?

MIKE As inflation rates have remained subdued, one question is whether wage pressures or commodity prices may increase enough to make a difference. We do not anticipate significant changes in Fed policy with the appointment of new chair Jerome Powell. The Fed is indicating that it will continue the recent pace of rate hikes, but should inflation spike, the

Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/18. A bond rated BBB or higher (A-3/SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash and derivatives and may show a negative market value as a result of the timing of trade versus settlement date transactions. The fund itself has not been rated by an independent rating agency.

Short Duration Income Fund 7

Fed may tighten more aggressively, in our view. Our current expectation is to see three or four rate increases in 2018. We expect an increase in Treasury bill issuance, but we also think that demand will be great enough to prevent issuance, on its own, from pushing rates higher.

JOANNE Longer rates began to increase in January. If the market views central banks globally to be moving too slowly given the state of economic activity worldwide, we believe the trend of rising long rates may continue. At the same time, instability in the stock market or the high-yield bond sector could also cause rates to fall back in the interim, in our view. Ultimately, whether the curve is slightly steeper or flatter, we expect 2018 to look much like 2017, which in our view means continued good economic performance globally and slightly higher movement of rates overall.

We plan to continue the fund’s short duration positioning, and we are cautious about adding fixed-rate bonds. We prefer floating-rate securities and have lowered exposures to issuers we believe may have the potential for greater relative volatility, in case some of the uncertainties noted above play out.

Thank you, Joanne and Mike, for your time today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Short Duration Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (10/17/11)	4.94%	0.77%	3.89%	0.77%	2.77%	0.91%	1.35%	0.70%
Class B (10/17/11)	2.26	0.36	1.77	0.35	1.56	0.52	0.95	0.50
Class C (10/17/11)	2.26	0.36	1.77	0.35	1.56	0.52	0.95	0.50
Class M (10/17/11)	4.52	0.71	3.64	0.72	2.62	0.86	1.30	0.68
Class R (10/17/11)	2.26	0.36	1.77	0.35	1.56	0.52	0.85	0.40
Class R6 (7/2/12)	5.71	0.89	4.43	0.87	3.09	1.02	1.46	0.76
Class Y (10/17/11)	5.69	0.88	4.41	0.87	3.07	1.01	1.45	0.75

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of these share classes generally carry an initial sales charge or a contingent deferred sales charge. Performance for class R6 shares prior to its inception is derived from the historical performance of class Y shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 1/31/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
ICE BofAML U.S. Treasury
Bill Index	1.67%	0.26%	1.53%	0.30%	1.37%	0.45%	0.87%	0.54%

Index results should be compared with fund performance at net asset value.

Short Duration Income Fund 9

Fund price and distribution information For the six-month period ended 1/31/18

Distributions	Class A	Class B	Class C	Class M	Class R	ClassR6	Class Y
Number	6	6	6	6	6	6	6
Income	$0.068428	$0.048253	$0.048250	$0.065900	$0.048245	$0.073960	$0.073473
Capital gains
Long-term gains	0.001100	0.001100	0.001100	0.001100	0.001100	0.001100	0.001100
Short-term gains	0.001100	0.001100	0.001100	0.001100	0.001100	0.001100	0.001100
Total	$0.070628	$0.050453	$0.050450	$0.068100	$0.050445	$0.076160	$0.075673
Share value at
net asset value
7/31/17	$10.06	$10.04	$10.04	$10.05	$10.05	$10.07	$10.07
1/31/18	10.06	10.04	10.04	10.05	10.04	10.07	10.07
Current rate
(end of period)
Current dividend rate[1]	1.55%	1.15%	1.15%	1.50%	1.15%	1.66%	1.65%
Current 30-day SEC yield
(with expense
limitation)[2,3]	1.48	1.08	1.08	1.43	1.08	1.59	1.58
Current 30-day SEC yield
(without expense
limitation)[3]	1.34	0.94	0.94	1.29	0.94	1.45	1.44

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For the period, the fund had an expense limitation, without which the yield would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/17

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (10/17/11)	4.70%	0.74%	3.69%	0.73%	2.57%	0.85%	1.30%	0.67%
Class B (10/17/11)	2.16	0.34	1.68	0.33	1.46	0.48	0.89	0.47
Class C (10/17/11)	2.16	0.34	1.68	0.33	1.46	0.48	0.89	0.47
Class M (10/17/11)	4.28	0.68	3.44	0.68	2.42	0.80	1.15	0.55
Class R (10/17/11)	2.16	0.34	1.68	0.33	1.46	0.48	0.89	0.47
Class R6 (7/2/12)	5.56	0.88	4.33	0.85	2.99	0.99	1.40	0.72
Class Y (10/17/11)	5.44	0.86	4.21	0.83	2.87	0.95	1.39	0.72

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

10 Short Duration Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 7/31/17*	0.40%	0.80%	0.80%	0.45%	0.80%	0.29%	0.30%
Total annual operating expenses for the
fiscal year ended 7/31/17	0.55%	0.95%	0.95%	0.60%	0.95%	0.44%	0.45%
Annualized expense ratio for the
six-month period ended 1/31/18	0.41%	0.81%	0.81%	0.46%	0.81%	0.30%	0.31%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 11/30/18.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/17 to 1/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$2.07	$4.09	$4.09	$2.33	$4.09	$1.52	$1.57
Ending value (after expenses)	$1,007.00	$1,005.00	$1,005.00	$1,006.80	$1,004.00	$1,007.60	$1,007.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Short Duration Income Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/18, use the following calculation method. To find the value of your investment on 8/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$2.09	$4.13	$4.13	$2.35	$4.13	$1.53	$1.58
Ending value (after expenses)	$1,023.14	$1,021.12	$1,021.12	$1,022.89	$1,021.12	$1,023.69	$1,023.64

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Short Duration Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to certain redemptions of class A shares obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge if the shares are redeemed within nine months of the original purchase. Exchange of your fund’s class A shares into another Putnam fund may involve an initial sales charge.

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge or a CDSC, except that a CDSC of 1.00% may apply to class C shares obtained in an exchange for class C shares of another Putnam fund if exchanged within one year of the original purchase date.

Class M shares are not subject to an initial sales charge or a CDSC. Exchange of your fund’s class M shares into another Putnam fund may involve an initial sales charge.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. Effective March 1, 2018, they are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. Treasury Bill Index is an unmanaged index that seeks to

Short Duration Income Fund 13

measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2018, Putnam employees had approximately $537,000,000 and the Trustees had approximately $83,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Short Duration Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Short Duration Income Fund 15

The fund’s portfolio 1/31/18 (Unaudited)

	Principal
CORPORATE BONDS AND NOTES (55.2%)*	amount	Value
Banking (32.9%)
ABN AMRO Bank NV 144A sr. unsec. FRN BBA LIBOR USD
3 Month + 0.64%, 2.374%, 1/18/19 (Netherlands)	$47,305,000	$47,514,183
ABN AMRO Bank NV 144A sr. unsec. FRN BBA LIBOR USD
3 Month + 0.41%, 2.149%, 1/19/21 (Netherlands)	38,000,000	38,040,888
Australia & New Zealand Banking Group, Ltd. 144A sr.
unsec. FRN BBA LIBOR USD 3 Month + 0.66%, 2.335%,
9/23/19 (Australia)	28,940,000	29,143,873
Australia & New Zealand Banking Group, Ltd. 144A sr.
unsec. unsub. FRN BBA LIBOR USD 3 Month + 0.32%,
1.723%, 11/9/20 (Australia)	24,900,000	24,947,264
Australia & New Zealand Banking Group, Ltd. 144A
unsec. FRN BBA LIBOR USD 3 Month + 0.50%, 1.936%,
8/19/20 (Australia)	19,950,000	20,060,535
Australia & New Zealand Banking Group, Ltd./New York,
NY sr. unsec. unsub. FRN BBA LIBOR USD 3 Month
+ 0.56%, 1.976%, 5/15/18	9,000,000	9,012,730
Bank of America Corp. sr. unsec. notes 6.875%, 11/15/18	6,410,000	6,642,032
Bank of America Corp. sr. unsec. unsub. FRN BBA LIBOR
USD 3 Month + 1.04%, 2.762%, 1/15/19	21,664,000	21,837,238
Bank of America Corp. sr. unsec. unsub. FRN Ser. GMTN,
BBA LIBOR USD 3 Month + 1.42%, 3.159%, 4/19/21	16,600,000	17,199,944
Bank of America Corp. sr. unsec. unsub. FRN Ser. GMTN,
BBA LIBOR USD 3 Month + 0.66%, 2.405%, 7/21/21	4,170,000	4,204,569
Bank of America Corp. sr. unsec. unsub. FRN Ser. MTN,
BBA LIBOR USD 3 Month + 0.87%, 2.565%, 4/1/19	18,751,000	18,912,841
Bank of Montreal sr. unsec. unsub. FRN Ser. MTN, BBA
LIBOR USD 3 Month + 0.65%, 2.384%, 7/18/19 (Canada)	5,000,000	5,033,245
Bank of Montreal sr. unsec. unsub. FRN Ser. MTN, BBA
LIBOR USD 3 Month + 0.60%, 2.149%, 12/12/19 (Canada)	11,650,000	11,722,369
Bank of Montreal sr. unsec. unsub. FRN Ser. MTN, BBA
LIBOR USD 3 Month + 0.44%, 2.028%, 6/15/20 (Canada)	24,600,000	24,720,023
Bank of New York Mellon Corp. (The) sr. unsec.
FRN Ser. MTN, BBA LIBOR USD 3 Month + 0.56%,
2.333%, 8/1/18	645,000	646,585
Bank of New York Mellon Corp. (The) sr. unsec. unsub.
FRN BBA LIBOR USD 3 Month + 0.38%, 1.826%, 5/22/18	7,715,000	7,722,935
Bank of New York Mellon Corp. (The) sr. unsec.
unsub. FRN Ser. 1, BBA LIBOR USD 3 Month + 0.44%,
1.948%, 3/6/18	4,062,000	4,063,150
Bank of New York Mellon Corp. (The) sr. unsec. unsub.
FRN Ser. MTN, BBA LIBOR USD 3 Month + 0.87%,
2.292%, 8/17/20	2,600,000	2,637,837
Bank of Nova Scotia (The) sr. unsec. unsub. FRN BBA
LIBOR USD 3 Month + 0.83%, 2.552%, 1/15/19 (Canada)	5,000,000	5,030,493
Bank of Nova Scotia (The) sr. unsec. unsub. FRN BBA
LIBOR USD 3 Month + 0.66%, 2.234%, 6/14/19 (Canada)	10,000,000	10,046,560
Bank of Nova Scotia (The) sr. unsec. unsub. FRN
Ser. BKNT, BBA LIBOR USD 3 Month + 0.39%, 2.112%,
7/14/20 (Canada)	14,000,000	14,035,504

16 Short Duration Income Fund

	Principal
CORPORATE BONDS AND NOTES (55.2%)* cont.	amount	Value
Banking cont.
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec.
unsub. FRN BBA LIBOR USD 3 Month + 0.55%, 2.045%,
3/5/18 (Japan)	$5,000,000	$5,000,615
Banque Federative du Credit Mutuel SA 144A sr. unsec.
notes 1.90%, 3/28/19 (France)	19,255,000	19,121,765
Banque Federative du Credit Mutuel SA 144A sr. unsec.
unsub. FRN BBA LIBOR USD 3 Month + 0.49%, 2.235%,
7/20/20 (France)	52,900,000	53,120,329
Barclays Bank PLC sr. unsec. unsub. FRN Ser. GMTN,
BBA LIBOR USD 3 Month + 0.65%, 2.042%, 8/7/20
(United Kingdom)	25,500,000	25,670,416
Barclays PLC sr. unsec. unsub. notes 2.00%, 3/16/18
(United Kingdom)	6,200,000	6,199,988
BB&T Corp. sr. unsec. unsub. FRN Ser. MTN, BBA LIBOR
USD 3 Month + 0.72%, 2.437%, 1/15/20	20,957,000	21,156,209
BB&T Corp. sr. unsec. unsub. FRN Ser. MTN, BBA LIBOR
USD 3 Month + 0.66%, 2.433%, 2/1/19	11,313,000	11,367,291
BB&T Corp. sr. unsec. unsub. FRN Ser. MTN, BBA LIBOR
USD 3 Month + 0.57%, 2.158%, 6/15/20	13,945,000	14,033,787
BB&T Corp. sr. unsec. unsub. FRN Ser. MTN, BBA LIBOR
USD 3 Month + 0.22%, 1.993%, 2/1/21	4,750,000	4,738,942
BNP Paribas/BNP Paribas US Medium-Term Note
Program, LLC company guaranty sr. unsec. unsub.
notes Ser. MTN, 2.70%, 8/20/18 (France)	2,072,000	2,077,740
Branch Banking & Trust Co. sr. unsec. FRN BBA LIBOR
USD 3 Month + 0.45%, 2.172%, 1/15/20	10,000,000	10,042,368
Branch Banking & Trust Co. sr. unsec. unsub.
FRN Ser. MTN, BBA LIBOR USD 3 Month + 0.53%,
2.303%, 5/1/19	16,250,000	16,318,098
Canadian Imperial Bank of Commerce sr. unsec.
unsub. FRN BBA LIBOR USD 3 Month + 0.32%, 2.093%,
2/2/21 (Canada)	27,300,000	27,322,932
Capital One NA/Mclean, VA sr. unsec. FRN BBA LIBOR
USD 3 Month + 1.15%, 2.572%, 8/17/18	18,015,000	18,088,393
Capital One NA/Mclean, VA sr. unsec. FRN BBA LIBOR
USD 3 Month + 0.77%, 2.328%, 9/13/19	22,000,000	22,116,732
Capital One NA/Mclean, VA sr. unsec. notes
2.35%, 8/17/18	5,085,000	5,091,614
Citigroup, Inc. sr. unsec. FRN BBA LIBOR USD 3 Month
+ 1.31%, 3.062%, 10/26/20	18,205,000	18,589,858
Citigroup, Inc. sr. unsec. FRN BBA LIBOR USD 3 Month
+ 0.79%, 2.498%, 1/10/20	10,447,000	10,531,664
Citigroup, Inc. sr. unsec. FRN BBA LIBOR USD 3 Month
+ 0.93%, 2.445%, 6/7/19	8,698,000	8,771,823
Citigroup, Inc. sr. unsec. unsub. FRN BBA LIBOR USD
3 Month + 1.38%, 3.073%, 3/30/21	45,563,000	46,868,380
Citigroup, Inc. sr. unsec. unsub. FRN BBA LIBOR USD
3 Month + 1.19%, 2.968%, 8/2/21	4,500,000	4,610,246
Citigroup, Inc. sr. unsec. unsub. FRN BBA LIBOR USD
3 Month + 0.88%, 2.647%, 7/30/18	1,643,000	1,648,619
Citizens Bank NA/Providence RI sr. unsec. FRN BBA
LIBOR USD 3 Month + 0.54%, 2.027%, 3/2/20	26,400,000	26,468,696

Short Duration Income Fund 17

	Principal
CORPORATE BONDS AND NOTES (55.2%)* cont.	amount	Value
Banking cont.
Citizens Bank NA/Providence RI sr. unsec. FRN
Ser. BKNT, BBA LIBOR USD 3 Month + 0.57%,
2.032%, 5/26/20	$40,951,000	$41,099,497
Commonwealth Bank of Australia 144A sr. unsec.
FRN BBA LIBOR USD 3 Month + 0.64%, 2.032%,
11/7/19 (Australia)	19,627,000	19,773,653
Commonwealth Bank of Australia 144A sr. unsec.
FRN BBA LIBOR USD 3 Month + 0.40%, 2.00%,
9/18/20 (Australia)	19,600,000	19,671,364
Commonwealth Bank of Australia 144A sr. unsec.
FRN BBA LIBOR USD 3 Month + 0.45%, 1.986%,
3/10/20 (Australia)	14,900,000	14,951,662
Commonwealth Bank of Australia 144A sr. unsec.
unsub. FRN BBA LIBOR USD 3 Month + 1.06%, 2.648%,
3/15/19 (Australia)	6,550,000	6,613,168
Credit Agricole SA/London 144A sr. unsec. FRN
BBA LIBOR USD 3 Month + 0.80%, 2.522%, 4/15/19
(United Kingdom)	20,040,000	20,183,739
Credit Agricole SA/London 144A sr. unsec. FRN
BBA LIBOR USD 3 Month + 0.97%, 2.506%, 6/10/20
(United Kingdom)	3,000,000	3,045,189
Credit Suisse AG/New York NY unsec. sub. notes
6.00%, 2/15/18	19,368,000	19,397,080
Credit Suisse AG/New York, NY sr. unsec. FRN BBA LIBOR
USD 3 Month + 0.68%, 2.44%, 4/27/18	17,300,000	17,320,587
Credit Suisse Group Funding Guernsey, Ltd. company
guaranty sr. unsec. unsub. FRN BBA LIBOR USD 3 Month
+ 2.29%, 4.024%, 4/16/21 (United Kingdom)	18,003,000	18,988,651
Danske Bank A/S 144A sr. unsec. FRN BBA LIBOR USD
3 Month + 0.58%, 2.088%, 9/6/19 (Denmark)	38,941,000	39,135,082
Danske Bank A/S 144A sr. unsec. FRN BBA LIBOR USD
3 Month + 0.51%, 1.997%, 3/2/20 (Denmark)	23,000,000	23,102,737
Deutsche Bank AG/London sr. unsec. unsub. FRN
BBA LIBOR USD 3 Month + 0.68%, 2.093%, 2/13/18
(United Kingdom)	55,900,000	55,902,564
DnB Bank ASA 144A sr. unsec. FRN BBA LIBOR USD
3 Month + 0.37%, 2.065%, 10/2/20 (Norway)	53,305,000	53,451,476
Fifth Third Bancorp unsec. sub. notes 4.50%, 6/1/18	12,475,000	12,577,120
Fifth Third Bank sr. unsec. notes Ser. MTN,
2.15%, 8/20/18	11,509,000	11,520,795
Fifth Third Bank/Cincinnati, OH sr. unsec. FRN BBA
LIBOR USD 3 Month + 0.59%, 2.265%, 9/27/19	13,335,000	13,393,154
Fifth Third Bank/Cincinnati, OH sr. unsec. FRN
Ser. BKNT, BBA LIBOR USD 3 Month + 0.25%,
2.017%, 10/30/20	19,200,000	19,199,443
Firth Third Bank/Cincinnati, OH sr. unsec. FRN Ser. MTN,
BBA LIBOR USD 3 Month + 0.91%, 2.346%, 8/20/18	18,550,000	18,619,052
HBOS PLC 144A unsec. sub. notes Ser. GMTN, 6.75%,
5/21/18 (United Kingdom)	49,465,000	50,118,427
HSBC Bank PLC 144A sr. unsec. FRN BBA LIBOR USD
3 Month + 0.64%, 2.056%, 5/15/18 (United Kingdom)	5,945,000	5,954,014

18 Short Duration Income Fund

	Principal
CORPORATE BONDS AND NOTES (55.2%)* cont.	amount	Value
Banking cont.
HSBC USA, Inc. sr. unsec. unsub. FRN BBA LIBOR USD
3 Month + 0.88%, 2.555%, 9/24/18	$25,110,000	$25,228,267
HSBC USA, Inc. sr. unsec. unsub. FRN BBA LIBOR USD
3 Month + 0.77%, 2.162%, 8/7/18	13,250,000	13,292,250
HSBC USA, Inc. sr. unsec. unsub. FRN BBA LIBOR USD
3 Month + 0.61%, 2.023%, 11/13/19	13,350,000	13,438,780
Huntington National Bank (The) sr. unsec. FRN BBA
LIBOR USD 3 Month + 0.51%, 2.046%, 3/10/20	31,585,000	31,753,754
Huntington National Bank (The) sr. unsec. notes
1.70%, 2/26/18	24,260,000	24,254,085
ING Bank NV 144A sr. unsec. FRN BBA LIBOR USD
3 Month + 1.13%, 2.788%, 3/22/19 (Netherlands)	13,130,000	13,268,335
ING Bank NV 144A sr. unsec. FRN BBA LIBOR USD
3 Month + 0.97%, 2.392%, 8/17/20 (Netherlands)	5,350,000	5,435,851
ING Bank NV 144A sr. unsec. FRN BBA LIBOR USD
3 Month + 0.78%, 2.202%, 8/17/18 (Netherlands)	7,400,000	7,426,350
ING Bank NV 144A sr. unsec. FRN BBA LIBOR USD
3 Month + 0.61%, 2.026%, 8/15/19 (Netherlands)	8,000,000	8,040,400
ING Bank NV 144A sr. unsec. unsub. FRN BBA LIBOR USD
3 Month + 0.69%, 2.385%, 10/1/19 (Netherlands)	14,455,000	14,553,267
ING Bank NV 144A unsec. FRN BBA LIBOR USD 3 Month
+ 0.55%, 2.15%, 3/16/18 (Netherlands)	20,050,000	20,059,473
JPMorgan Chase & Co. sr. unsec. FRN Ser. MTN, BBA
LIBOR USD 3 Month + 0.51%, 1.991%, 3/1/18	5,000,000	5,001,187
JPMorgan Chase & Co. sr. unsec. unsub. FRN BBA LIBOR
USD 3 Month + 1.48%, 2.961%, 3/1/21	21,696,000	22,403,198
JPMorgan Chase & Co. sr. unsec. unsub. FRN BBA LIBOR
USD 3 Month + 1.21%, 2.583, 10/29/20	16,152,000	16,541,048
JPMorgan Chase & Co. sr. unsec. unsub. FRN BBA LIBOR
USD 3 Month + 0.96%, 2.699%, 1/23/20	23,528,000	23,874,191
JPMorgan Chase & Co. sr. unsec. unsub. FRN Ser. 1, BBA
LIBOR USD 3 Month + 0.63%, 2.39%, 1/28/19	10,665,000	10,714,655
JPMorgan Chase Bank NA sr. unsec. unsub. FRN
Ser. BKNT, BBA LIBOR USD 3 Month + 0.29%,
2.063%, 2/1/21	6,000,000	6,005,214
KeyBank NA/Cleveland, OH sr. unsec. notes
1.70%, 6/1/18	24,410,000	24,401,023
KeyBank NA/Cleveland, OH sr. unsec. unsub. notes
Ser. BKNT, 1.65%, 2/1/18	37,445,000	37,445,000
KeyCorp sr. unsec. unsub. notes Ser. MTN,
2.30%, 12/13/18	10,949,000	10,961,153
Manufacturers & Traders Trust Co. sr. unsec. FRN
Ser. BKNT, BBA LIBOR USD 3 Month + 0.27%,
2.015%, 1/25/21	47,500,000	47,565,835
Mellon Funding Corp. company guaranty unsec. sub.
notes 5.50%, 11/15/18	3,700,000	3,794,686
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub.
FRN BBA LIBOR USD 3 Month + 1.88%, 3.361%,
3/1/21 (Japan)	20,497,000	21,331,427
Mizuho Bank, Ltd. 144A company guaranty sr. unsec.
unsub. FRN BBA LIBOR USD 3 Month + 1.19%, 2.935%,
10/20/18 (Japan)	15,234,000	15,338,292

Short Duration Income Fund 19

	Principal
CORPORATE BONDS AND NOTES (55.2%)* cont.	amount	Value
Banking cont.
Mizuho Bank, Ltd. 144A company guaranty sr. unsec.
unsub. FRN BBA LIBOR USD 3 Month + 0.64%, 2.315%,
3/26/18 (Japan)	$16,000,000	$16,012,769
Mizuho Bank, Ltd. 144A company guaranty sr. unsec.
unsub. notes 2.15%, 10/20/18 (Japan)	3,675,000	3,674,706
National Australia Bank, Ltd. 144A sr. unsec. FRN BBA
LIBOR USD 3 Month + 0.59%, 2.298%, 1/10/20 (Australia)	17,750,000	17,865,619
National Australia Bank, Ltd. 144A sr. unsec. FRN BBA
LIBOR USD 3 Month + 0.69%, 2.226%, 12/9/19 (Australia)	2,600,000	2,620,085
National Australia Bank, Ltd. 144A sr. unsec. FRN BBA
LIBOR USD 3 Month + 0.35%, 2.059%, 1/12/21 (Australia)	27,900,000	27,920,367
National Australia Bank, Ltd. 144A sr. unsec. FRN BBA
LIBOR USD 3 Month + 0.51%, 1.956%, 5/22/20 (Australia)	25,700,000	25,840,573
National Bank of Canada company guaranty sr. unsec.
FRN Ser. MTN, BBA LIBOR USD 3 Month + 0.56%, 2.109%,
6/12/20 (Canada)	14,750,000	14,854,430
National Bank of Canada sr. unsec. FRN BBA LIBOR USD
3 Month + 0.33%, 2.108%, 11/2/20 (Canada)	18,700,000	18,676,662
National Bank of Canada sr. unsec. FRN Ser. BKNT, BBA
LIBOR USD 3 Month + 0.84%, 2.414%, 12/14/18 (Canada)	5,070,000	5,099,112
Nordea Bank AB 144A sr. unsec. FRN BBA LIBOR USD
3 Month + 0.47%, 1.947%, 5/29/20 (Sweden)	45,775,000	46,006,210
Nordea Bank AB 144A sr. unsec. unsub. FRN BBA LIBOR
USD 3 Month + 0.84%, 2.44%, 9/17/18 (Sweden)	15,800,000	15,872,647
PNC Bank NA sr. unsec. FRN BBA LIBOR USD 3 Month
+ 0.25%, 1.995%, 1/22/21	27,970,000	27,992,348
PNC Bank NA sr. unsec. FRN Ser. BKNT, BBA LIBOR USD
3 Month + 0.36%, 1.796%, 5/19/20	13,650,000	13,702,621
PNC Bank NA sr. unsec. FRN Ser. MTN, BBA LIBOR USD
3 Month + 0.42%, 1.901%, 6/1/18	5,500,000	5,505,819
PNC Bank NA sr. unsec. notes Ser. BKNT, 1.70%, 12/7/18	11,700,000	11,645,374
PNC Bank NA sr. unsec. notes Ser. MTN, 1.60%, 6/1/18	21,000,000	20,979,185
PNC Financial Services Group, Inc. (The) sr. unsec.
unsub. FRN BBA LIBOR USD 3 Month + 0.25%,
1.642%, 8/7/18	10,000,000	10,007,136
Rabobank Nederland NV/NY sr. unsec. FRN
Ser. BKNT, BBA LIBOR USD 3 Month + 0.51%, 1.913%,
8/9/19 (Netherlands)	48,300,000	48,606,403
Regions Bank sr. unsec. FRN BBA LIBOR USD 3 Month
+ 0.38%, 2.038%, 4/1/21	24,100,000	24,129,547
Regions Bank sr. unsec. notes Ser. BKNT, 2.25%, 9/14/18	57,200,000	57,230,643
Royal Bank of Canada sr. unsec. FRN Ser. GMTN, BBA
LIBOR USD 3 Month + 0.38%, 1.867%, 3/2/20 (Canada)	20,000,000	20,066,600
Royal Bank of Canada sr. unsec. unsub. FRN BBA LIBOR
USD 3 Month + 0.70%, 2.236%, 12/10/18 (Canada)	12,000,000	12,054,243
Royal Bank of Canada sr. unsec. unsub. FRN
Ser. GMTN, BBA LIBOR USD 3 Month + 0.48%, 2.24%,
7/29/19 (Canada)	13,875,000	13,930,441
Santander Holdings USA, Inc. sr. unsec. FRN BBA LIBOR
USD 3 Month + 1.00%, 2.722%, 7/15/19	5,500,000	5,534,100

20 Short Duration Income Fund

	Principal
CORPORATE BONDS AND NOTES (55.2%)* cont.	amount	Value
Banking cont.
Santander UK PLC sr. unsec. unsub. FRN BBA
LIBOR USD 3 Month + 0.30%, 1.685%, 11/3/20
(United Kingdom)	$14,200,000	$14,199,503
Santander UK PLC sr. unsec. unsub. FRN Ser. GMTN,
BBA LIBOR USD 3 Month + 0.85%, 2.312%, 8/24/18
(United Kingdom)	12,800,000	12,848,952
Santander UK PLC sr. unsec. unsub. notes 3.05%,
8/23/18 (United Kingdom)	5,500,000	5,528,609
Skandinaviska Enskilda Banken AB 144A sr. unsec.
FRN BBA LIBOR USD 3 Month + 0.57%, 2.133%,
9/13/19 (Sweden)	39,450,000	39,687,410
Societe Generale SA company guaranty sr. unsec.
unsub. FRN BBA LIBOR USD 3 Month + 1.08%, 2.775%,
10/1/18 (France)	14,625,000	14,701,518
Standard Chartered PLC 144A sr. unsec. unsub. FRN
BBA LIBOR USD 3 Month + 0.64%, 2.371%, 4/17/18
(United Kingdom)	9,500,000	9,507,885
State Street Bank & Trust Co. unsec. sub. notes
Ser. BKNT, 5.25%, 10/15/18	8,500,000	8,688,003
State Street Corp. jr. unsec. sub. notes 4.956%, 3/15/18	33,750,000	33,877,132
State Street Corp. sr. unsec. unsub. notes
1.35%, 5/15/18	16,000,000	15,975,818
Sumitomo Mitsui Banking Corp. company guaranty sr.
unsec. FRN BBA LIBOR USD 3 Month + 0.35%, 2.081%,
1/17/20 (Japan)	11,000,000	11,011,176
Sumitomo Mitsui Banking Corp. company guaranty sr.
unsec. unsub. FRN Ser. GMTN, BBA LIBOR USD 3 Month
+ 0.74%, 2.484%, 7/23/18 (Japan)	12,900,000	12,935,805
Sumitomo Mitsui Banking Corp. 144A company
guaranty sr. unsec. FRN BBA LIBOR USD 3 Month
+ 0.67%, 2.409%, 10/19/18 (Japan)	11,400,000	11,435,602
SunTrust Bank/Atlanta, GA sr. unsec. FRN BBA LIBOR
USD 3 Month + 0.53%, 2.302%, 1/31/20	28,550,000	28,726,282
SunTrust Bank/Atlanta, GA unsec. sub. notes Ser. BKNT,
7.25%, 3/15/18	1,400,000	1,408,599
SunTrust Banks, Inc. sr. unsec. notes 2.35%, 11/1/18	19,400,000	19,432,122
Svenska Handelsbanken AB company guaranty sr.
unsec. FRN BBA LIBOR USD 3 Month + 0.36%, 1.883%,
9/8/20 (Sweden)	15,000,000	15,063,440
Svenska Handelsbanken AB company guaranty sr.
unsec. FRN Ser. BKNT, BBA LIBOR USD 3 Month + 1.15%,
2.845%, 3/30/21 (Sweden)	18,400,000	18,843,952
Svenska Handelsbanken AB company guaranty sr.
unsec. FRN Ser. BKNT, BBA LIBOR USD 3 Month + 0.49%,
1.998%, 9/6/19 (Sweden)	6,000,000	6,032,377
Swedbank AB 144A sr. unsec. notes 1.75%,
3/12/18 (Sweden)	30,600,000	30,590,973
Toronto-Dominion Bank (The) sr. unsec. FRN
Ser. GMTN, BBA LIBOR USD 3 Month + 0.54%, 2.284%,
7/23/18 (Canada)	10,000,000	10,023,084
Toronto-Dominion Bank (The) sr. unsec. FRN
Ser. GMTN, BBA LIBOR USD 3 Month + 0.24%, 1.985%,
1/25/21 (Canada)	28,500,000	28,513,452

Short Duration Income Fund 21

	Principal
CORPORATE BONDS AND NOTES (55.2%)* cont.	amount	Value
Banking cont.
Toronto-Dominion Bank (The) sr. unsec. unsub.
FRN BBA LIBOR USD 3 Month + 0.65%, 2.063%,
8/13/19 (Canada)	$6,000,000	$6,048,729
Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
Ser. GMTN, BBA LIBOR USD 3 Month + 0.93%, 2.504%,
12/14/20 (Canada)	1,700,000	1,731,657
Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
Ser. MTN, BBA LIBOR USD 3 Month + 1.00%, 2.704%,
4/7/21 (Canada)	26,000,000	26,565,240
Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
Ser. MTN, BBA LIBOR USD 3 Month + 0.42%, 2.154%,
1/18/19 (Canada)	4,950,000	4,961,430
Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
Ser. MTN, BBA LIBOR USD 3 Month + 0.56%, 1.951%,
11/5/19 (Canada)	7,300,000	7,345,610
U.S. Bancorp sr. unsec. unsub. FRN Ser. MTN, BBA
LIBOR USD 3 Month + 0.40%, 2.145%, 4/25/19	3,600,000	3,611,109
U.S. Bancorp sr. unsec. unsub. FRN Ser. MTN, BBA
LIBOR USD 3 Month + 0.49%, 1.906%, 11/15/18	16,700,000	16,751,388
U.S. Bank NA/Cincinnati, OH sr. unsec. FRN Ser. BKNT,
BBA LIBOR USD 3 Month + 0.12%, 1.533%, 3/14/19	27,400,000	27,412,955
U.S. Bank, NA sr. unsec. FRN Ser. BKNT, BBA LIBOR USD
3 Month + 0.41%, 2.162%, 4/26/19	600,000	601,999
U.S. Bank, NA/Cincinnati, OH sr. unsec. FRN Ser. BKNT,
BBA LIBOR USD 3 Month + 0.48%, 2.24%, 10/28/19	19,400,000	19,504,760
U.S. Bank, NA/Cincinnati, OH sr. unsec. FRN BBA LIBOR
USD 3 Month + 0.32%, 2.061%, 1/24/20	15,215,000	15,250,983
UBS AG/Stamford, CT sr. unsec. FRN Ser. GMTN, BBA
LIBOR USD 3 Month + 0.64%, 2.053%, 8/14/19	12,323,000	12,404,923
Wells Fargo & Co. sr. unsec. unsub. FRN BBA LIBOR USD
3 Month + 1.34%, 2.827%, 3/4/21	29,886,000	30,812,167
Wells Fargo & Co. sr. unsec. unsub. FRN BBA LIBOR USD
3 Month + 1.03%, 2.777%, 7/26/21	5,000,000	5,119,289
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN, BBA
LIBOR USD 3 Month + 0.88%, 2.625%, 7/22/20	29,847,000	30,287,781
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. N, BBA
LIBOR USD 3 Month + 0.68%, 2.447%, 1/30/20	12,383,000	12,517,539
Wells Fargo & Co. sr. unsec. unsub. notes Ser. MTN, BBA
LIBOR USD 3 Month + 1.01%, 2.525%, 12/7/20	6,472,000	6,600,740
Westpac Banking Corp. sr. unsec. unsub. FRN
BBA LIBOR USD 3 Month + 0.74%, 2.202%,
11/23/18 (Australia)	10,000,000	10,052,432
Westpac Banking Corp. sr. unsec. unsub. FRN BBA
LIBOR USD 3 Month + 0.34%, 2.113%, 1/25/21 (Australia)	23,450,000	23,467,541
Westpac Banking Corp. sr. unsec. unsub. FRN BBA
LIBOR USD 3 Month + 0.56%, 1.996%, 8/19/19 (Australia)	12,950,000	13,012,765
Westpac Banking Corp. sr. unsec. unsub. FRN BBA
LIBOR USD 3 Month + 0.43%, 1.938%, 3/6/20 (Australia)	14,900,000	14,954,430
Westpac Banking Corp. sr. unsec. unsub. FRN BBA
LIBOR USD 3 Month + 0.43%, 1.892%, 5/25/18 (Australia)	11,000,000	11,012,776
		2,723,165,055

22 Short Duration Income Fund

	Principal
CORPORATE BONDS AND NOTES (55.2%)* cont.	amount	Value
Capital goods (0.4%)
John Deere Capital Corp. sr. unsec. unsub. FRN
Ser. MTN, BBA LIBOR USD 3 Month + 0.29%,
1.989%, 10/9/19	$10,000,000	$10,029,227
United Technologies Corp. jr. unsec. sub. notes
1.778%, 5/4/18	6,000,000	5,996,489
United Technologies Corp. sr. unsec. unsub. FRN BBA
LIBOR USD 3 Month + 0.35%, 2.123%, 11/1/19	15,435,000	15,492,249
		31,517,965
Communication services (1.2%)
AT&T, Inc. sr. unsec. unsub. FRN BBA LIBOR USD 3 Month
+ 0.65%, 2.372%, 1/15/20	34,100,000	34,285,163
AT&T, Inc. sr. unsec. unsub. FRN BBA LIBOR USD 3 Month
+ 0.91%, 2.372%, 11/27/18	12,300,000	12,373,919
Deutsche Telekom International Finance BV 144A
company guaranty sr. unsec. FRN BBA LIBOR USD
3 Month + 0.58%, 2.311%, 1/17/20 (Netherlands)	22,550,000	22,606,701
Deutsche Telekom International Finance BV 144A
company guaranty sr. unsec. unsub. FRN BBA LIBOR
USD 3 Month + 0.45%, 2.063%, 9/19/19 (Netherlands)	11,495,000	11,518,746
Verizon Communications, Inc. sr. unsec. unsub. FRN
BBA LIBOR USD 3 Month + 0.37%, 1.786%, 8/15/19	21,991,000	22,040,741
		102,825,270
Conglomerates (0.6%)
Siemens Financieringsmaatschappij NV 144A company
guaranty sr. unsec. FRN BBA LIBOR USD 3 Month
+ 0.34%, 1.94%, 3/16/20 (Netherlands)	25,150,000	25,247,147
Siemens Financieringsmaatschappij NV 144A company
guaranty sr. unsec. FRN BBA LIBOR USD 3 Month
+ 0.32%, 1.883%, 9/13/19 (Netherlands)	15,000,000	15,058,415
Siemens Financieringsmaatschappij NV 144A company
guaranty sr. unsec. FRN BBA LIBOR USD 3 Month
+ 0.28%, 1.742%, 5/25/18 (Netherlands)	10,000,000	10,006,370
		50,311,932
Consumer cyclicals (2.7%)
Alimentation Couche-Tard, Inc. 144A company
guaranty sr. unsec. FRN BBA LIBOR USD 3 Month
+ 0.50%, 2.074%, 12/13/19 (Canada)	37,470,000	37,488,405
Amazon.com, Inc. 144A sr. unsec. notes 1.90%, 8/21/20	19,300,000	19,019,819
BMW US Capital, LLC 144A company guaranty sr. unsec.
FRN BBA LIBOR USD 3 Month + 0.41%, 1.998%, 9/13/19	8,800,000	8,851,300
BMW US Capital, LLC 144A company guaranty sr.
unsec. unsub. FRN BBA LIBOR USD 3 Month + 0.38%,
2.084%, 4/6/20	9,800,000	9,854,424
Daimler Finance North America, LLC 144A company
guaranty sr. unsec. FRN BBA LIBOR USD 3 Month
+ 0.25%, 1.641%, 11/5/18	4,730,000	4,731,792
Ford Motor Credit Co., LLC sr. unsec. unsub. FRN Ser. 1,
BBA LIBOR USD 3 Month + 0.83%, 2.379%, 3/12/19	11,515,000	11,566,376
General Motors Financial Co., Inc. company guaranty
sr. unsec. FRN BBA LIBOR USD 3 Month + 1.27%,
2.967%, 10/4/19	5,950,000	6,030,593

Short Duration Income Fund 23

	Principal
CORPORATE BONDS AND NOTES (55.2%)* cont.	amount	Value
Consumer cyclicals cont.
General Motors Financial Co., Inc. company guaranty
sr. unsec. unsub. FRB BBA LIBOR USD 3 Month + 2.06%,
3.78%, 1/15/19	$6,250,000	$6,346,654
General Motors Financial Co., Inc. company guaranty
sr. unsec. unsub. FRN BBA LIBOR USD 3 Month + 1.36%,
3.068%, 4/10/18	21,790,000	21,826,993
Moody’s Corp. sr. unsec. unsub. FRN BBA LIBOR USD
3 Month + 0.35%, 1.837%, 9/4/18	22,950,000	22,970,032
Nissan Motor Acceptance Corp. 144A sr. unsec. FRN BBA
LIBOR USD 3 Month + 0.80%, 2.504%, 4/6/18	5,000,000	5,005,534
Nissan Motor Acceptance Corp. 144A sr. unsec. FRN BBA
LIBOR USD 3 Month + 0.58%, 2.302%, 1/13/20	10,250,000	10,313,078
Nissan Motor Acceptance Corp. 144A sr. unsec. FRN BBA
LIBOR USD 3 Month + 0.39%, 2.112%, 7/13/20	19,500,000	19,535,393
Nissan Motor Acceptance Corp. 144A sr. unsec. FRN BBA
LIBOR USD 3 Month + 0.52%, 2.083%, 9/13/19	15,000,000	15,071,921
Nissan Motor Acceptance Corp. 144A sr. unsec. FRN BBA
LIBOR USD 3 Month + 0.39%, 2.076%, 9/28/20	9,500,000	9,517,701
Toyota Motor Credit Corp. sr. unsec. unsub.
FRN Ser. MTN, BBA LIBOR USD 3 Month + 0.44%,
2.174%, 10/18/19	8,500,000	8,556,494
Toyota Motor Credit Corp. sr. unsec. unsub. FRN
Ser. MTN, BBA LIBOR USD 3 Month + 0.39%,
2.121%, 1/17/19	2,105,000	2,110,280
		218,796,789
Consumer finance (1.0%)
American Express Co. sr. unsec. FRN BBA LIBOR USD
3 Month + 0.33%, 2.097%, 10/30/20	28,400,000	28,439,618
American Express Co. sr. unsec. unsub. FRN BBA LIBOR
USD 3 Month + 0.59%, 2.036%, 5/22/18	7,860,000	7,870,611
American Express Credit Corp. sr. unsec. FRN Ser. MTN,
BBA LIBOR USD 3 Month + 0.33%, 1.715%, 5/3/19	6,835,000	6,849,041
American Express Credit Corp. sr. unsec. unsub. FRN
BBA LIBOR USD 3 Month + 0.55%, 2.15%, 3/18/19	10,921,000	10,968,703
American Express Credit Corp. sr. unsec. unsub.
FRN Ser. GMTN, BBA LIBOR USD 3 Month + 0.49%,
1.906%, 8/15/19	1,900,000	1,907,698
American Express Credit Corp. sr. unsec. unsub.
FRN Ser. MTN, BBA LIBOR USD 3 Month + 0.57%,
2.337%, 10/30/19	5,000,000	5,029,450
American Honda Finance Corp. sr. unsec. unsub.
FRN Ser. MTN, BBA LIBOR USD 3 Month + 0.46%,
2.182%, 7/13/18	7,000,000	7,012,068
American Honda Finance Corp. sr. unsec. unsub.
FRN Ser. MTN, BBA LIBOR USD 3 Month + 0.34%,
1.753%, 2/14/20	14,700,000	14,746,105
		82,823,294

24 Short Duration Income Fund

	Principal
CORPORATE BONDS AND NOTES (55.2%)* cont.	amount	Value
Consumer staples (3.8%)
Anheuser-Busch InBev Finance, Inc. company guaranty
sr. unsec. unsub. FRN BBA LIBOR USD 3 Month + 1.26%,
3.033%, 2/1/21	$31,025,000	$32,071,384
BAT International Finance PLC 144A company guaranty
sr. unsec. FRN BBA LIBOR USD 3 Month + 0.51%, 2.098%,
6/15/18 (United Kingdom)	6,000,000	6,003,312
Conagra Brands, Inc. sr. unsec. FRN BBA LIBOR USD
3 Month + 0.50%, 2.204%, 10/9/20	14,020,000	14,041,835
CVS Health Corp. sr. unsec. unsub. notes 1.90%, 7/20/18	38,100,000	38,080,787
Kraft Heinz Co. (The) company guaranty sr. unsec. FRN
BBA LIBOR USD 3 Month + 0.57%, 1.98%, 2/10/21	36,162,000	36,265,146
Kraft Heinz Co. (The) company guaranty sr. unsec. FRN
BBA LIBOR USD 3 Month + 0.42%, 1.823%, 8/9/19	29,038,000	29,101,506
McDonald’s Corp. sr. unsec. unsub. notes Ser. MTN,
2.10%, 12/7/18	49,000,000	48,991,685
McDonald’s Corp. sr. unsec. unsub. notes 5.35%, 3/1/18	20,743,000	20,794,751
Molson Coors Brewing Co. company guaranty sr. unsec.
unsub. notes 1.45%, 7/15/19	10,340,000	10,174,062
Mondelez International Holdings Netherlands BV 144A
company guaranty sr. unsec. unsub. FRN BBA LIBOR
USD 3 Month + 0.61%, 2.37%, 10/28/19 (Netherlands)	31,100,000	31,241,682
Mondelez International, Inc. sr. unsec. FRN BBA LIBOR
USD 3 Month + 0.52%, 2.293%, 2/1/19	11,750,000	11,785,133
PepsiCo, Inc. sr. unsec. unsub. FRN BBA LIBOR USD
3 Month + 0.59%, 2.036%, 2/22/19	4,230,000	4,254,755
Tyson Foods, Inc. sr. unsec. sub. FRN BBA LIBOR USD
3 Month + 0.45%, 1.929%, 5/30/19	8,700,000	8,726,935
Tyson Foods, Inc. sr. unsec. unsub. FRN BBA LIBOR USD
3 Month + 0.45%, 1.891%, 8/21/20	24,000,000	24,070,197
		315,603,170
Energy (2.4%)
BP Capital Markets PLC company guaranty sr. unsec.
unsub. FRN BBA LIBOR USD 3 Month + 0.54%, 1.95%,
5/10/19 (United Kingdom)	2,000,000	2,009,857
BP Capital Markets PLC company guaranty sr. unsec.
unsub. FRN BBA LIBOR USD 3 Month + 0.51%, 1.92%,
5/10/18 (United Kingdom)	21,214,000	21,235,150
BP Capital Markets PLC company guaranty sr. unsec.
unsub. FRN BBA LIBOR USD 3 Month + 0.43%, 1.838%,
2/13/18 (United Kingdom)	1,715,000	1,715,125
BP Capital Markets PLC company guaranty sr. unsec.
unsub. FRN BBA LIBOR USD 3 Month + 0.35%, 1.763%,
8/14/18 (United Kingdom)	16,010,000	16,035,168
BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 1.768%, 9/19/19 (United Kingdom)	10,500,000	10,396,872
BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 1.674%, 2/13/18 (United Kingdom)	16,000,000	15,999,390
Chevron Corp. sr. unsec. FRN BBA LIBOR USD 3 Month
+ 0.41%, 1.826%, 11/15/19	9,800,000	9,862,444
Chevron Corp. sr. unsec. FRN BBA LIBOR USD 3 Month
+ 0.21%, 1.697%, 3/3/20	24,950,000	25,035,943

Short Duration Income Fund 25

	Principal
CORPORATE BONDS AND NOTES (55.2%)* cont.	amount	Value
Energy cont.
EQT Corp. sr. unsec. unsub. FRN BBA LIBOR USD
3 Month + 0.77%, 2.465%, 10/1/20	$28,500,000	$28,580,197
Exxon Mobil Corp. sr. unsec. unsub. notes
1.439%, 3/1/18	9,000,000	8,999,280
Halliburton Co. sr. unsec. unsub. notes 2.00%, 8/1/18	6,680,000	6,673,617
Phillips 66 144A company guaranty sr. unsec. FRN BBA
LIBOR USD 3 Month + 0.75%, 2.472%, 4/15/20	7,449,000	7,456,352
Phillips 66 144A company guaranty sr. unsec. FRN BBA
LIBOR USD 3 Month + 0.65%, 2.372%, 4/15/19	22,250,000	22,263,803
Total Capital International SA company guaranty sr.
unsec. unsub. FRN BBA LIBOR USD 3 Month + 0.35%,
1.963%, 6/19/19 (France)	4,525,000	4,542,696
Total Capital International SA company guaranty sr.
unsec. unsub. notes 2.125%, 1/10/19 (France)	18,472,000	18,472,526
		199,278,420
Financial (1.8%)
Berkshire Hathaway Finance Corp. company guaranty
sr. unsec. unsub. FRN BBA LIBOR USD 3 Month + 0.55%,
2.065%, 3/7/18	10,000,000	10,004,335
Berkshire Hathaway Finance Corp. company guaranty
sr. unsec. unsub. FRN BBA LIBOR USD 3 Month + 0.32%,
2.028%, 1/10/20	19,750,000	19,837,961
HSBC Holdings PLC sr. unsec. FRN BBA LIBOR USD
3 Month + 2.24%, 3.763%, 3/8/21 (United Kingdom)	28,139,000	29,637,254
HSBC Holdings PLC sr. unsec. unsub. FRN BBA
LIBOR USD 3 Month + 1.66%, 3.122%, 5/25/21
(United Kingdom)	2,300,000	2,391,333
Mizuho Financial Group, Inc. 144A sr. unsec. FRN BBA
LIBOR USD 3 Month + 1.48%, 3.189%, 4/12/21 (Japan)	9,350,000	9,581,072
Sumitomo Mitsui Financial Group, Inc. sr. unsec.
unsub. FRN BBA LIBOR USD 3 Month + 1.68%, 3.216%,
3/9/21 (Japan)	8,460,000	8,731,992
UBS AG/London 144A sr. unsec. FRN BBA LIBOR USD
3 Month + 0.58%, 2.103%, 6/8/20 (United Kingdom)	20,400,000	20,503,612
UBS AG/London 144A sr. unsec. FRN BBA LIBOR USD
3 Month + 0.48%, 1.959%, 12/1/20 (United Kingdom)	21,577,000	21,615,839
UBS Group Funding Switzerland AG 144A company
guaranty sr. unsec. FRN BBA LIBOR USD 3 Month
+ 1.44%, 3.115%, 9/24/20 (Switzerland)	10,700,000	10,944,116
UBS Group Funding Switzerland AG 144A company
guaranty sr. unsec. notes BBA LIBOR USD 3 Month
+ 1.78%, 3.50%, 4/14/21 (Switzerland)	17,482,000	18,146,417
		151,393,931
Health care (1.1%)
Allergan Funding SCS company guaranty sr. unsec.
notes 2.35%, 3/12/18 (Luxembourg)	2,000,000	2,001,029
Allergan Funding SCS company guaranty sr. unsec.
unsub. FRN BBA LIBOR USD 3 Month + 1.08%, 2.629%,
3/12/18 (Luxembourg)	23,100,000	23,119,901
AstraZeneca PLC sr. unsec. unsub. FRN BBA LIBOR USD
3 Month + 0.53%, 1.949%, 11/16/18 (United Kingdom)	42,300,000	42,410,668

26 Short Duration Income Fund

	Principal
CORPORATE BONDS AND NOTES (55.2%)* cont.	amount	Value
Health care cont.
Becton Dickinson and Co. sr. unsec. unsub. notes
2.133%, 6/6/19	$20,750,000	$20,620,095
UnitedHealth Group, Inc. sr. unsec. notes
6.00%, 2/15/18	3,026,000	3,030,539
		91,182,232
Insurance (1.6%)
AIG Global Funding 144A sr. FRN BBA LIBOR USD
3 Month + 0.48%, 2.175%, 7/2/20	27,350,000	27,397,516
Jackson National Life Global Funding 144A sr. FRN BBA
LIBOR USD 3 Month + 0.38%, 1.793%, 2/13/19	9,500,000	9,522,278
Metropolitan Life Global Funding I 144A FRN BBA LIBOR
USD 3 Month + 0.43%, 2.043%, 12/19/18	10,000,000	10,031,480
Metropolitan Life Global Funding I 144A FRN BBA LIBOR
USD 3 Month + 0.34%, 1.914%, 9/14/18	25,000,000	25,035,642
Metropolitan Life Global Funding I 144A notes
1.55%, 9/13/19	1,441,000	1,420,170
Metropolitan Life Global Funding I 144A sr. FRN BBA
LIBOR USD 3 Month + 0.23%, 1.932%, 1/8/21	11,500,000	11,488,558
Metropolitan Life Global Funding I 144A sr. FRN BBA
LIBOR USD 3 Month + 0.22%, 1.833%, 9/19/19	10,300,000	10,322,523
Metropolitan Life Global Funding I 144A sr. notes
1.75%, 9/19/19	1,753,000	1,733,523
New York Life Global Funding 144A FRN BBA LIBOR USD
3 Month + 0.39%, 2.131%, 10/24/19	15,000,000	15,077,056
New York Life Global Funding 144A FRN BBA LIBOR USD
3 Month + 0.40%, 2.104%, 4/6/18	10,600,000	10,605,055
Principal Life Global Funding II 144A FRN BBA LIBOR
USD 3 Month + 0.30%, 1.746%, 2/22/19	10,000,000	10,011,039
		132,644,840
Investment banking/Brokerage (1.9%)
Discover Bank sr. unsec. unsub. notes 2.00%, 2/21/18	21,250,000	21,250,147
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN
BBA LIBOR USD 3 Month + 1.16%, 2.904%, 4/23/20	4,795,000	4,874,779
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN
BBA LIBOR USD 3 Month + 0.80%, 2.363%, 12/13/19	7,505,000	7,576,681
Goldman Sachs Group, Inc. (The) sr. unsec. unsub.
FRN Ser. 1, BBA LIBOR USD 3 Month + 1.20%,
2.967%, 4/30/18	14,600,000	14,635,359
Goldman Sachs Group, Inc. (The) sr. unsec. unsub.
FRN Ser. MTN, BBA LIBOR USD 3 Month + 1.10%,
2.516%, 11/15/18	29,611,000	29,800,570
Morgan Stanley sr. unsec. FRN Ser. GMTN, BBA LIBOR
USD 3 Month + 0.55%, 2.33%, 2/10/21	17,830,000	17,884,043
Morgan Stanley sr. unsec. unsub. FRN BBA LIBOR USD
3 Month + 0.98%, 2.58%, 6/16/20	11,042,000	11,187,246
Morgan Stanley sr. unsec. unsub. FRN Ser. 3NC2, BBA
LIBOR USD 3 Month + 0.80%, 2.213%, 2/14/20	25,600,000	25,730,560
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN, BBA
LIBOR USD 3 Month + 1.40%, 3.145%, 4/21/21	25,042,000	25,723,723
		158,663,108

Short Duration Income Fund 27

	Principal
CORPORATE BONDS AND NOTES (55.2%)* cont.	amount	Value
Real estate (—%)
Welltower, Inc. sr. unsec. unsub. notes 2.25%, 3/15/18 R	$1,200,000	$1,200,373
		1,200,373
Technology (1.8%)
Apple, Inc. sr. unsec. FRN BBA LIBOR USD 3 Month
+ 0.20%, 1.592%, 2/7/20	25,000,000	25,061,589
Broadcom Corp./Broadcom Cayman Finance, Ltd. 144A
company guaranty sr. unsec. notes 2.20%, 1/15/21	29,150,000	28,299,199
Cisco Systems, Inc. sr. unsec. FRN BBA LIBOR USD
3 Month + 0.31%, 1.898%, 6/15/18	10,000,000	10,010,338
Cisco Systems, Inc. sr. unsec. unsub. FRN BBA LIBOR
USD 3 Month + 0.60%, 2.041%, 2/21/18	5,000,000	5,001,250
Cisco Systems, Inc. sr. unsec. unsub. notes
1.40%, 2/28/18	13,000,000	12,996,750
IBM Credit, LLC sr. unsec. unsub. FRN BBA LIBOR USD
3 Month + 0.26%, 2.005%, 1/20/21	28,865,000	28,979,539
IBM Credit, LLC sr. unsec. unsub. FRN BBA LIBOR USD
3 Month + 0.15%, 1.658%, 9/6/19	28,865,000	28,914,735
Qualcomm, Inc. sr. unsec. unsub. FRN BBA LIBOR USD
3 Month + 0.27%, 1.706%, 5/18/18	10,000,000	10,003,927
		149,267,327
Utilities and power (2.0%)
Dominion Energy, Inc. 144A sr. unsec. FRN BBA LIBOR
USD 3 Month + 0.55%, 2.031%, 6/1/19	30,150,000	30,255,809
Dominion Energy, Inc. 144A sr. unsec. FRN BBA LIBOR
USD 3 Month + 0.40%, 1.923%, 12/1/20	29,500,000	29,494,248
DTE Energy Co. sr. unsec. notes 1.50%, 10/1/19	7,000,000	6,875,483
Duke Energy Florida, LLC sr. unsec. unsub. notes
2.10%, 12/15/19	14,000,000	13,963,282
Edison International sr. unsec. notes 2.125%, 4/15/20	10,000,000	9,867,484
NextEra Energy Capital Holdings, Inc. company
guaranty sr. unsec. notes 1.649%, 9/1/18	7,000,000	6,980,665
Southern Co. (The) 144A sr. unsec. unsub. FRN BBA
LIBOR USD 3 Month + 0.70%, 2.395%, 9/30/20	30,800,000	30,973,469
Southern Power Co. 144A sr. unsec. FRN BBA LIBOR USD
3 Month + 0.55%, 2.175%, 12/20/20	14,300,000	14,329,596
TransCanada PipeLines, Ltd. sr. unsec. FRN BBA LIBOR
USD 3 Month + 0.28%, 1.697%, 11/15/19 (Canada)	24,100,000	24,116,027
		166,856,063
Total corporate bonds and notes (cost $4,568,103,059)		$4,575,529,769

		Maturity	Principal
COMMERCIAL PAPER (32.9%)*	Yield (%)	date	amount	Value
Agrium, Inc. (Canada)	1.772	2/15/18	$34,000,000	$33,975,208
Amcor, Ltd./Australia (Australia)	1.805	3/26/18	28,000,000	27,920,368
Amcor, Ltd./Australia (Australia)	1.784	2/2/18	36,000,000	35,996,662
Ameren Illinois Co.	1.733	2/23/18	18,320,000	18,299,119
Amphenol Corp.	1.894	2/8/18	19,000,000	18,992,797
Arrow Electronics, Inc.	2.053	2/27/18	7,500,000	7,488,311
Arrow Electronics, Inc.	2.053	2/9/18	23,000,000	22,988,454
Arrow Electronics, Inc.	2.074	2/6/18	36,000,000	35,988,023
Autonation, Inc.	1.850	2/1/18	60,000,000	59,996,704

28 Short Duration Income Fund

		Maturity	Principal
COMMERCIAL PAPER (32.9%)* cont.	Yield (%)	date	amount	Value
AutoZone, Inc.	1.752	2/2/18	$29,000,000	$28,997,312
AXA Financial, Inc.	1.705	3/22/18	6,650,000	6,633,033
AXA Financial, Inc.	1.725	3/19/18	28,000,000	27,933,103
AXA Financial, Inc.	1.485	2/12/18	9,000,000	8,994,843
B.A.T. International Finance PLC (United Kingdom)	1.823	2/27/18	20,000,000	19,972,925
Bank of Nova Scotia (The) 144A (Canada)	1.260	2/2/18	10,000,000	10,000,350
Barclays Bank PLC (United Kingdom)	1.908	3/22/18	11,500,000	11,474,077
Barclays Bank PLC (United Kingdom)	1.908	3/20/18	4,500,000	4,490,316
Barclays Bank PLC (United Kingdom)	1.855	2/16/18	13,500,000	13,491,108
Bell Canada, Inc. (Canada)	1.585	2/7/18	26,000,000	25,991,404
Bell Canada, Inc. (Canada)	2.004	2/2/18	5,000,000	4,999,533
Bell Canada, Inc. (Canada)	1.604	2/1/18	29,000,000	28,998,648
Boston Scientific Corp.	1.933	2/22/18	26,000,000	25,971,734
Boston Scientific Corp.	1.933	2/21/18	12,000,000	11,987,582
Boston Scientific Corp.	1.901	2/6/18	8,000,000	7,997,741
Boston Scientific Corp.	1.902	2/2/18	17,500,000	17,498,377
BP Capital Markets PLC (United Kingdom)	1.813	4/27/18	14,500,000	14,437,927
BPCE SA (France)	1.441	2/5/18	28,800,000	28,794,220
Canadian Natural Resources, Ltd. (Canada)	1.923	2/23/18	25,000,000	24,968,982
Canadian Natural Resources, Ltd. (Canada)	2.075	2/14/18	38,000,000	37,971,834
CenterPoint Energy Resources Corp.	1.803	2/22/18	14,500,000	14,484,236
CenterPoint Energy Resources Corp.	1.803	2/16/18	20,000,000	19,984,408
CenterPoint Energy, Inc.	1.831	3/16/18	30,500,000	30,430,253
Church & Dwight Co., Inc.	1.957	3/6/18	31,310,000	31,255,738
Commonwealth Bank of Australia 144A (Australia)	1.187	2/15/18	10,000,000	10,002,200
Constellation Brands, Inc.	2.007	3/9/18	42,500,000	42,408,009
Constellation Brands, Inc.	1.915	2/12/18	24,500,000	24,483,512
Constellation Brands, Inc.	1.922	2/8/18	2,000,000	1,999,109
Danske Corp. (Denmark)	1.440	2/9/18	13,900,000	13,894,833
DnB Bank ASA (Norway)	1.386	6/20/18	18,500,000	18,502,146
Dollar General Corp.	1.833	2/9/18	20,600,000	20,591,179
Dollar General Corp.	1.803	2/1/18	28,000,000	27,998,707
Dominion Energy Gas Holdings, LLC	1.824	2/21/18	7,600,000	7,592,224
Duke Energy Corp.	1.783	2/12/18	28,500,000	28,483,556
E. I. du Pont de Nemours & Co.	1.907	3/21/18	23,000,000	22,941,083
E. I. du Pont de Nemours & Co.	1.763	2/27/18	6,943,000	6,933,544
E. I. du Pont de Nemours & Co.	1.783	2/20/18	25,000,000	24,975,236
Electricite De France SA (France)	1.855	3/26/18	25,000,000	24,928,900
Enbridge Energy Partners LP	2.448	2/6/18	44,000,000	43,987,579
Energy Transfer LP	2.000	2/1/18	60,000,000	59,996,704
Entergy Corp.	1.854	3/13/18	19,000,000	18,956,809
Entergy Corp.	1.854	2/27/18	14,000,000	13,979,441
Entergy Corp.	1.904	2/16/18	9,500,000	9,491,919
Entergy Corp.	1.705	2/9/18	28,000,000	27,986,784
Enterprise Products Operating, LLC	1.783	2/14/18	24,500,000	24,483,384
FedEx Corp.	1.828	4/10/18	24,400,000	24,309,554
FedEx Corp.	1.775	3/23/18	23,200,000	23,137,915
FMC Corp.	1.950	2/1/18	2,175,000	2,174,900
FMC Technologies, Inc.	1.896	3/20/18	3,000,000	2,992,472
FMC Technologies, Inc.	1.886	3/16/18	32,400,000	32,325,908

Short Duration Income Fund 29

		Maturity	Principal
COMMERCIAL PAPER (32.9%)* cont.	Yield (%)	date	amount	Value
FMC Technologies, Inc.	1.906	3/8/18	$25,000,000	$24,953,950
Ford Motor Credit Co., LLC	2.042	7/10/18	4,000,000	3,964,213
Ford Motor Credit Co., LLC	1.994	5/4/18	8,400,000	8,359,074
Ford Motor Credit Co., LLC	1.606	3/1/18	11,000,000	10,985,158
Fortive Corp.	1.853	2/14/18	31,000,000	30,978,975
Fortive Corp.	1.913	2/6/18	30,000,000	29,991,531
Hawaiian Electric Co., Inc.	2.000	2/1/18	30,000,000	29,998,435
Hawaiian Electric Industries	2.001	2/1/18	24,500,000	24,498,722
Humana, Inc.	1.886	3/20/18	23,000,000	22,938,299
Humana, Inc.	1.853	2/22/18	30,000,000	29,964,470
Interpublic Group of Cos., Inc. (The)	1.904	2/6/18	18,000,000	17,994,957
Intesa Sanpaolo Funding, LLC (Spain)	1.906	3/29/18	28,500,000	28,409,615
Kansas City Southern	1.911	2/14/18	24,000,000	23,981,091
Kinder Morgan, Inc./DE	1.950	2/1/18	59,000,000	58,996,759
Lowe’s Cos., Inc.	1.813	2/7/18	28,000,000	27,990,799
Macquarie Bank, Ltd. (Australia)	1.501	2/16/18	23,200,000	23,184,140
Macquarie Bank, Ltd. (Australia)	1.497	2/12/18	19,000,000	18,990,335
Macquarie Bank, Ltd. (Australia)	1.485	2/8/18	27,000,000	26,990,916
Marriott International, Inc./MD	2.006	3/12/18	16,500,000	16,465,955
Marriott International, Inc./MD	2.005	2/26/18	21,000,000	20,972,700
Marriott International, Inc./MD	1.824	2/13/18	16,600,000	16,589,582
Molson Coors Brewing Co.	1.863	2/9/18	18,000,000	17,992,292
Molson Coors Brewing Co.	1.963	2/8/18	19,700,000	19,692,532
Mondelez International, Inc.	1.791	3/26/18	20,511,000	20,452,667
Mondelez International, Inc.	1.825	2/12/18	13,000,000	12,992,499
National Grid USA	1.856	3/27/18	44,000,000	43,872,413
Newell Brands, Inc.	1.881	2/7/18	29,000,000	28,988,722
Newell Brands, Inc.	1.881	2/5/18	20,000,000	19,994,464
NiSource Finance Corp.	1.883	2/20/18	57,800,000	57,743,165
NiSource, Inc.	1.802	2/12/18	16,940,000	16,930,226
NRW Bank (Germany)	1.494	2/5/18	33,500,000	33,493,049
NRW. Bank (Germany)	1.405	2/9/18	4,000,000	3,998,496
Rogers Communications, Inc. (Canada)	1.844	2/22/18	9,000,000	8,990,215
Rogers Communications, Inc. (Canada)	1.792	2/15/18	24,000,000	23,982,500
Schlumberger Holdings Corp.	1.957	6/18/18	18,300,000	18,156,333
Schlumberger Holdings Corp.	1.859	3/19/18	33,000,000	32,921,156
Societe Generale SA (France)	1.862	5/31/18	41,000,000	40,755,365
Societe Generale SA (France)	1.757	3/5/18	25,000,000	24,964,595
South Carolina Fuel Company, Inc.	2.003	2/13/18	47,500,000	47,470,189
Southern Co. Gas Capital Corp.	1.823	2/21/18	15,000,000	14,984,478
Southern Co. Gas Capital Corp.	1.772	2/16/18	22,061,000	22,043,802
Suncor Energy, Inc. (Canada)	1.904	2/20/18	19,000,000	18,981,317
Suncor Energy, Inc. (Canada)	1.924	2/7/18	23,000,000	22,992,397
Suncor Energy, Inc. (Canada)	2.054	2/1/18	19,500,000	19,499,100
Suncorp-Metway Ltd. (Australia)	1.505	2/20/18	11,600,000	11,589,347
Swedbank AB (Sweden)	1.497	3/7/18	19,000,000	18,973,493
Thomson Reuters Corp. (Canada)	1.612	2/13/18	29,600,000	29,581,583
Time Warner Inc.	1.795	2/27/18	53,000,000	52,928,251
TransCanada PipeLines, Ltd. (Canada)	1.916	3/14/18	20,500,000	20,455,419
TransCanada PipeLines, Ltd. (Canada)	1.772	2/16/18	6,500,000	6,494,933

30 Short Duration Income Fund

		Maturity	Principal
COMMERCIAL PAPER (32.9%)* cont.	Yield (%)	date	amount	Value
TransCanada PipeLines, Ltd. (Canada)	1.539	2/5/18	$15,500,000	$15,496,366
UDR, Inc.	1.792	2/14/18	18,500,000	18,487,453
Union Electric Co.	1.752	2/20/18	26,975,000	26,948,280
United Technologies Corp.	1.884	2/28/18	33,200,000	33,153,261
UnitedHealth Group, Inc.	1.693	3/8/18	30,000,000	29,945,880
Walgreens Boots Alliance, Inc.	2.198	6/21/18	24,000,000	23,802,506
Walgreens Boots Alliance, Inc.	2.020	4/3/18	33,000,000	32,891,163
Walgreens Boots Alliance, Inc.	1.927	3/9/18	9,000,000	8,982,924
WPP CP Finance PLC (United Kingdom)	1.701	2/12/18	19,250,000	19,238,893
WPP CP, LLC	1.801	2/16/18	24,000,000	23,981,291
WPP CP, LLC	1.801	2/5/18	6,000,000	5,998,593
Total commercial paper (cost $2,727,119,445)				$2,727,004,221

	Principal
MORTGAGE-BACKED SECURITIES (4.7%)*	amount	Value
Agency collateralized mortgage obligations (1.7%)
Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class M1,
1 Month US LIBOR + 1.70%, 3.261%, 10/25/27 (Bermuda)	$19,813,303	$19,875,219
Federal Home Loan Mortgage Corporation
Ser. 1619, Class PZ, 6.50%, 11/15/23	95,129	101,166
Ser. 3724, Class CM, 5.50%, 6/15/37	173,390	188,003
Ser. 3316, Class CD, 5.50%, 5/15/37	67,610	74,064
Ser. 2561, Class BD, 5.00%, 2/15/18	1,603	1,602
Structured Agency Credit Risk Debt FRN Ser. 13-DN1,
Class M1, 1 Month US LIBOR + 3.40%, 4.961%, 7/25/23	24,776	24,984
Ser. 3539, Class PM, 4.50%, 5/15/37	19,172	19,815
Ser. 2958, Class QD, 4.50%, 4/15/20	3,009	3,016
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1,
Class M2, 1 Month US LIBOR + 2.90%, 4.461%, 7/25/28	12,589,000	12,966,670
Structured Agency Credit Risk Debt FRN
Ser. 15-DNA3, Class M2, 1 Month US LIBOR + 2.85%,
4.411%, 4/25/28	19,150,963	19,788,309
Structured Agency Credit Risk Debt FRN
Ser. 15-HQA2, Class M2, 1 Month US LIBOR + 2.80%,
4.361%, 5/25/28	6,963,648	7,203,059
Structured Agency Credit Risk Debt FRN
Ser. 15-HQA1, Class M2, 1 Month US LIBOR + 2.65%,
4.211%, 3/25/28	11,672,544	11,971,712
Structured Agency Credit Risk Debt FRN
Ser. 14-HQ3, Class M2, IO, 1 Month US LIBOR + 2.65%,
4.211%, 10/25/24	46,076	46,114
Structured Agency Credit Risk Debt FRN
Ser. 15-DNA2, Class M2, 1 Month US LIBOR + 2.60%,
4.161%, 12/25/27	21,091,276	21,539,466
Ser. 2854, Class DL, 4.00%, 9/15/19	25,727	25,836
Ser. 2864, Class GB, 4.00%, 9/15/19	24,039	24,209
Ser. 2783, Class AY, 4.00%, 4/15/19	14,032	14,085
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2,
Class M2, 1 Month US LIBOR + 2.20%, 3.761%, 10/25/28	11,924,760	12,073,416
Structured Agency Credit Risk Debt FRN Ser. 15-HQ1,
Class M2, 1 Month US LIBOR + 2.20%, 3.761%, 3/25/25	7,654,383	7,693,374

Short Duration Income Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (4.7%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 14-DN1,
Class M2, 1 Month US LIBOR + 2.20%, 3.761%, 2/25/24	$2,671,483	$2,750,265
Structured Agency Credit Risk Debt FRN
Ser. 16-DNA3, Class M2, 1 Month US LIBOR + 2.00%,
3.561%, 12/25/28	186,000	189,290
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2,
Class M2, 1 Month US LIBOR + 1.95%, 3.511%, 5/25/25	1,030,080	1,052,916
Structured Agency Credit Risk Debt FRN Ser. 14-DN2,
Class M2, 1 Month US LIBOR + 1.65%, 3.211%, 4/25/24	5,184,478	5,259,442
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1,
Class M1, 1 Month US LIBOR + 1.20%, 2.761%, 8/25/29	4,473,874	4,513,960
Structured Agency Credit Risk Debt FRN
Ser. 16-DNA3, Class M1, 1 Month US LIBOR + 1.10%,
2.661%, 12/25/28	1,120,135	1,121,597
Ser. 3611, PO, zero %, 7/15/34	53,932	46,266
Federal National Mortgage Association
Ser. 11-15, Class AB, 9.75%, 8/25/19	12,610	12,809
Ser. 10-110, Class AE, 9.75%, 11/25/18	10,987	11,179
Ser. 05-48, Class AR, 5.50%, 2/25/35	40,499	41,406
Ser. 08-8, Class PA, 5.00%, 2/25/38	47,889	48,934
Ser. 09-15, Class MC, 5.00%, 3/25/24	5,439	5,510
Ser. 09-100, Class PA, 4.50%, 4/25/39	2,198	2,201
Ser. 11-60, Class PA, 4.00%, 10/25/39	15,170	15,232
Ser. 11-36, Class PA, 4.00%, 2/25/39	63,632	63,796
Ser. 03-43, Class YA, 4.00%, 3/25/33	193,211	194,546
Ser. 04-27, Class HB, 4.00%, 5/25/19	9,187	9,237
Ser. 03-128, Class NG, 4.00%, 1/25/19	11,374	11,407
Connecticut Avenue Securities FRB
Ser. 16-C03, Class 2M1, 1 Month US LIBOR + 2.20%,
3.761%, 10/25/28	195,727	197,665
Connecticut Avenue Securities FRB Ser. 16-C02,
Class 1M1, 1 Month US LIBOR + 2.15%, 3.711%, 9/25/28	333,872	336,725
Connecticut Avenue Securities FRB Ser. 16-C01,
Class 2M1, 1 Month US LIBOR + 2.10%, 3.661%, 8/25/28	193,417	194,412
Connecticut Avenue Securities FRB
Ser. 16-C03, Class 1M1, 1 Month US LIBOR + 2.00%,
3.561%, 10/25/28	158,222	160,611
Connecticut Avenue Securities FRB
Ser. 13-C01, Class M1, 1 Month US LIBOR + 2.00%,
3.561%, 10/25/23	35,263	35,476
Connecticut Avenue Securities FRB Ser. 16-C01,
Class 1M1, 1 Month US LIBOR + 1.95%, 3.511%, 8/25/28	260,291	262,204
Ser. 11-20, Class PC, 3.50%, 3/25/39	31,828	32,039
Ser. 10-155, Class A, 3.50%, 9/25/25	12,525	12,604
Connecticut Avenue Securities FRB Ser. 14-C01,
Class M1, 1 Month US LIBOR + 1.60%, 3.161%, 1/25/24	260,750	262,712
Ser. 11-42, Class BJ, 3.00%, 8/25/25	78,063	78,094
Ser. 10-43, Class KG, 3.00%, 1/25/21	23,776	23,852

32 Short Duration Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (4.7%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB
Ser. 16-C05, Class 2M1, 1 Month US LIBOR + 1.35%,
2.911%, 1/25/29	$4,627,291	$4,652,180
Ser. 11-23, Class AB, 2.75%, 6/25/20	10,196	10,189
Ser. 10-81, Class AP, 2.50%, 7/25/40	79,771	78,494
FRB Ser. 17-C06, Class 2M1, 1 Month US LIBOR + 0.75%,
2.311%, 2/25/30	1,750,746	1,755,544
FRB Ser. 10-90, Class GF, 1 Month US LIBOR + 0.50%,
2.061%, 8/25/40	1,259,165	1,251,709
FRB Ser. 06-74, Class FL, 1 Month US LIBOR + 0.35%,
1.911%, 8/25/36	254,923	253,977
FRB Ser. 05-63, Class FC, 1 Month US LIBOR + 0.25%,
1.811%, 10/25/31	771,195	768,550
Ser. 92-96, Class B, PO, zero %, 5/25/22	3,474	3,404
Government National Mortgage Association
Ser. 10-39, Class PH, 4.50%, 11/20/38	27,492	27,684
Ser. 09-32, Class AB, 4.00%, 5/16/39	19,041	19,697
		139,401,934
Residential mortgage-backed securities (non-agency) (3.0%)
Angel Oak Mortgage Trust, LLC 144A FRB Ser. 17-3,
Class A1, 2.614%, 11/25/47 W	3,972,219	3,959,905
Banc of America Funding Trust FRB Ser. 05-B, Class 3A1,
1 Month US LIBOR + 0.23%, 1.791%, 4/20/35	1,063,139	1,057,823
Banc of America Funding Trust 144A FRB Ser. 15-R4,
Class 6A1, 1 Month US LIBOR + 0.14%, 1.692%, 8/27/36	10,639,897	10,799,496
Bayview Financial Mortgage Pass-Through Trust
Ser. 06-B, Class 1A4, 6.394%, 4/28/36	1,600,018	1,608,018
BCAP, LLC Trust 144A FRB Ser. 15-RR6, Class 3A1,
1 Month US LIBOR + 0.94%, 2.003%, 5/26/46	58,231	57,449
Bear Stearns Asset Backed Securities I Trust
FRB Ser. 07-HE7, Class 1A1, 1 Month US LIBOR
+ 1.00%, 2.561%, 10/25/37	11,595,479	11,633,646
FRB Ser. 05-FR1, Class M1, 1 Month US LIBOR + 0.75%,
2.311%, 6/25/35	1,393,711	1,396,924
FRB Ser. 05-TC1, Class M1, 1 Month US LIBOR + 0.66%,
2.221%, 5/25/35	1,405,245	1,391,192
FRB Ser. 06-HE1, Class 1M1, 1 Month US LIBOR
+ 0.41%, 1.971%, 12/25/35	998,563	999,205
Bear Stearns Asset Backed Securities Trust
FRB Ser. 05-SD3, Class 1A, 1 Month US LIBOR + 0.49%,
2.051%, 7/25/35	2,488,916	2,481,265
FRB Ser. 05-SD2, Class 1A3, 1 Month US LIBOR
+ 0.40%, 1.961%, 3/25/35	341,501	341,348
Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M2,
1 Month US LIBOR + 4.30%, 5.852%, 7/25/25 (Bermuda)	15,609,859	15,863,396
CIT Mortgage Loan Trust 144A FRB Ser. 07-1, Class 2A3,
1 Month US LIBOR + 1.45%, 3.011%, 10/25/37	5,002,054	5,026,382

Short Duration Income Fund 33

	Principal
MORTGAGE-BACKED SECURITIES (4.7%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-WFH3, Class M1, 1 Month US LIBOR
+ 0.29%, 1.851%, 10/25/36	$22,568,000	$22,681,953
FRB Ser. 06-WFH3, Class A4, 1 Month US LIBOR
+ 0.24%, 1.801%, 10/25/36	376,155	372,394
COLT Mortgage Loan Trust 144A Ser. 18-1, Class A1,
2.93%, 2/25/48 W	7,575,000	7,563,638
Countrywide Asset-Backed Certificates Trust
FRB Ser. 05-4, Class MV3, 1 Month US LIBOR + 0.50%,
2.061%, 10/25/35	462,840	463,098
FRB Ser. 05-16, Class 3AV, 1 Month US LIBOR + 0.23%,
1.791%, 5/25/36	8,989,593	8,944,645
FRB Ser. 06-2, Class 1A1, 1 Month US LIBOR + 0.20%,
1.761%, 6/25/36	4,556,977	4,552,436
FRB Ser. 06-3, Class 1A, 1 Month US LIBOR + 0.20%,
1.761%, 6/25/36	1,234,927	1,231,421
Credit-Based Asset Servicing & Securitization, LLC 144A
FRB Ser. 07-SP2, Class A3, 1 Month US LIBOR + 0.45%,
2.011%, 3/25/46	3,821,905	3,825,763
CSMC Trust 144A FRB Ser. 14-5R, Class 6A1, 1 Month
US LIBOR + 0.15%, 1.702%, 10/27/36	2,799,196	2,795,994
Deephaven Residential Mortgage Trust 144A
Ser. 18-1A, Class A1, 2.976%, 12/25/57 W	6,075,000	6,075,000
FRB Ser. 17-3A, Class A1, 2.577%, 10/25/47 W	4,149,332	4,138,544
Ellington Financial Mortgage Trust 144A Ser. 17-1,
Class A1, 2.687%, 10/25/47 W	16,202,866	16,152,637
EquiFirst Mortgage Loan Trust FRB Ser. 05-1, Class M3,
1 Month US LIBOR + 0.72%, 2.281%, 4/25/35	3,617,613	3,614,068
First Franklin Mortgage Loan Trust
FRB Ser. 05-FFH3, Class M2, 1 Month US LIBOR
+ 0.80%, 2.356%, 9/25/35	2,859,964	2,864,694
FRB Ser. 06-FF1, Class 1A, 1 Month US LIBOR + 0.22%,
1.781%, 1/25/36	1,704,326	1,701,751
Galton Funding Mortgage Trust 144A Ser. 18-1,
Class A43, 3.50%, 11/25/57 W	10,450,000	10,546,657
GE-WMC Asset-Backed Pass-Through Certificates
FRB Ser. 05-2, Class A1, 1 Month US LIBOR + 0.23%,
1.786%, 12/25/35	4,698,251	4,698,348
GSAA Home Equity Trust FRB Ser. 05-6, Class A3,
1 Month US LIBOR + 0.37%, 1.931%, 6/25/35	3,490,681	3,490,681
GSAMP Trust FRB Ser. 06-HE7, Class A2D, 1 Month
US LIBOR + 0.23%, 1.791%, 10/25/46	1,804,625	1,792,895
GSMSC Resecuritization Trust 144A FRB Ser. 09-6R,
Class 3A1, 3.87%, 2/26/36 W	1,628,616	1,638,467
JPMorgan Mortgage Acquisition Trust FRB Ser. 06-CH1,
Class A5, 1 Month US LIBOR + 0.23%, 1.791%, 7/25/36	923,730	922,512
Lehman XS Trust FRB Ser. 06-1, Class 1A2, 1 Month
US LIBOR + 0.31%, 1.871%, 2/25/36	2,051,317	2,031,400

34 Short Duration Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (4.7%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Long Beach Mortgage Loan Trust
FRB Ser. 04-1, Class M1, 1 Month US LIBOR + 0.75%,
2.311%, 2/25/34	$1,056,403	$1,057,570
FRB Ser. 06-WL3, Class 2A3, 1 Month US LIBOR
+ 0.20%, 1.761%, 1/25/36	1,497,179	1,515,283
Merrill Lynch Mortgage Investors Trust FRB Ser. 06-FF1,
Class M2, 1 Month US LIBOR + 0.29%, 1.851%, 8/25/36	10,000,000	10,021,923
Morgan Stanley Home Equity Loan Trust 144A
FRB Ser. 06-1, Class A1, 1 Month US LIBOR + 0.23%,
1.791%, 12/25/35	1,119,216	1,119,216
Opteum Mortgage Acceptance Corp. Asset Backed
Pass-Through Certificates
FRB Ser. 05-1, Class M3, 1 Month US LIBOR + 0.86%,
2.416%, 2/25/35	141,883	141,951
FRB Ser. 05-2, Class M2, 1 Month US LIBOR + 0.68%,
2.236%, 4/25/35	2,368,803	2,391,831
FRB Ser. 05-3, Class A1C, 1 Month US LIBOR + 0.37%,
1.931%, 7/25/35	13,657,053	13,699,732
Opteum Mortgage Acceptance Corp. Trust FRB
Ser. 05-4, Class 1A1C, 1 Month US LIBOR + 0.41%,
1.971%, 11/25/35	158,787	158,882
Park Place Securities, Inc. FRB Ser. 05-WHQ2, Class M1,
1 Month US LIBOR + 0.63%, 2.191%, 5/25/35	508,341	508,915
Residential Asset Mortgage Products Trust FRB
Ser. 05-EFC2, Class M3, 1 Month US LIBOR + 0.74%,
2.296%, 7/25/35	217,530	217,600
Residential Asset Mortgage Products, Inc. Trust FRB
Ser. 06-RZ4, Class A2, 1 Month US LIBOR + 0.18%,
1.741%, 10/25/36	1,482,041	1,482,041
Residential Asset Securities Corp., Trust
FRB Ser. 04-KS10, Class M1, 1 Month US LIBOR
+ 0.90%, 2.461%, 11/25/34	5,596,172	5,724,114
FRB Ser. 04-KS12, Class M1, 1 Month US LIBOR
+ 0.80%, 2.356%, 1/25/35	1,924,972	1,951,260
FRB Ser. 05-KS11, Class M1, 1 Month US LIBOR
+ 0.40%, 1.961%, 12/25/35	2,115,291	2,113,937
Soundview Home Loan Trust
FRB Ser. 05-CTX1, Class M2, 1 Month US LIBOR
+ 0.44%, 2.001%, 11/25/35	4,649,333	4,667,810
FRB Ser. 06-2, Class M1, 1 Month US LIBOR + 0.33%,
1.891%, 3/25/36	5,000,000	4,979,160
Structured Asset Investment Loan Trust
FRB Ser. 04-7, Class A7, 1 Month US LIBOR + 0.84%,
2.401%, 8/25/34	4,656,822	4,659,495
FRB Ser. 05-8, Class A4, 1 Month US LIBOR + 0.72%,
2.281%, 10/25/35	1,035,299	1,036,263
FRB Ser. 05-HE1, Class M1, 1 Month US LIBOR + 0.71%,
2.266%, 7/25/35	1,844,148	1,843,704
FRB Ser. 05-3, Class M2, 1 Month US LIBOR + 0.66%,
2.221%, 4/25/35	1,663,327	1,673,961

Short Duration Income Fund 35

	Principal
MORTGAGE-BACKED SECURITIES (4.7%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Structured Asset Securities Corp Mortgage Loan Trust
FRB Ser. 06-WF1, Class M1, 1 Month US LIBOR + 0.32%,
1.881%, 2/25/36	$1,843,155	$1,841,788
FRB Ser. 06-OPT1, Class A5, 1 Month US LIBOR
+ 0.26%, 1.821%, 4/25/36	2,991,374	2,946,504
FRB Ser. 06-NC1, Class A4, 1 Month US LIBOR + 0.15%,
1.711%, 5/25/36	929,126	921,207
Verus Securitization Trust 144A Ser. 17-SG1A, Class A1,
2.69%, 11/25/47	8,793,780	8,793,780
Wells Fargo Home Equity Asset-Backed Securities Trust
FRB Ser. 05-4, Class M1, 1 Month US LIBOR + 0.46%,
2.021%, 12/25/35	3,702,647	3,719,533
		247,902,505
Total mortgage-backed securities (cost $386,255,904)		$387,304,439

		Maturity	Principal
CERTIFICATES OF DEPOSIT (3.6%)*	Yield (%)	date	amount	Value
Bank of Nova Scotia/Houston	2.223	11/1/18	$5,000,000	$5,002,210
Bank of Nova Scotia/Houston FRN	1.603	11/9/18	9,500,000	9,497,825
Bank of Tokyo-Mitsubishi UFJ, Ltd./New York,
NY FRN (Japan)	2.096	2/22/19	10,000,000	10,031,200
Canadian Imperial Bank of Commerce/New York, NY	1.621	2/4/19	19,500,000	19,501,931
Canadian Imperial Bank of Commerce/New
York, NY FRN	2.058	2/2/18	24,500,000	24,500,882
Canadian Imperial Bank of Commerce/New
York, NY FRN	1.807	5/29/19	16,300,000	16,312,698
Intesa Sanpaolo SpA/New York, NY	1.900	3/30/18	33,500,000	33,500,985
Mizuho Bank Ltd./NY FRN	1.754	5/10/18	24,500,000	24,507,595
National Bank of Canada/New York, NY FRN	1.750	5/8/19	19,500,000	19,427,168
Nordea Bank AB/New York, NY FRN	1.855	3/7/19	10,000,000	10,002,120
Nordea Bank AB/New York, NY FRN	1.821	2/21/19	6,000,000	6,003,726
Skandinaviska Enskilda Banken AB/New York, NY FRN	1.991	2/21/18	2,000,000	2,000,626
Skandinaviska Enskilda Banken AB/New York, NY FRN	1.656	2/22/18	10,000,000	10,001,200
Skandinaviska Enskilda Banken AB/New York, NY FRN	1.635	5/3/19	19,750,000	19,750,000
State Street Bank and Trust Co.	1.400	2/9/18	11,500,000	11,499,978
Sumitomo Mitsui Banking Corp/New York FRN (Japan)	1.955	6/5/19	19,650,000	19,670,574
Svenska Handelsbanken/New York, NY FRN (Sweden)	1.795	6/7/19	9,750,000	9,749,971
Svenska Handelsbanken/New York, NY FRN (Sweden)	1.439	2/12/19	20,000,000	20,012,140
Swedbank AB/New York	1.782	8/24/20	28,500,000	28,464,432
Total certificates of deposit (cost $299,419,045)				$299,437,261

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (2.6%)*	Yield (%)	date	amount	Value
Atlantic Asset Securitization, LLC	1.798	3/19/18	$6,775,000	$6,760,228
CHARTA, LLC	1.758	3/27/18	24,000,000	23,939,207
CHARTA, LLC	1.808	3/20/18	12,585,000	12,557,682
CRC Funding, LLC	1.546	3/5/18	24,000,000	23,965,482
CRC Funding, LLC	1.526	2/26/18	24,000,000	23,973,290
Gotham Funding Corp. (Japan)	1.828	3/28/18	33,500,000	33,411,567
Liberty Street Funding, LLC (Canada)	1.717	3/15/18	21,500,000	21,458,423

36 Short Duration Income Fund

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (2.6%)* cont.	Yield (%)	date	amount	Value
LMA-Americas, LLC (France)	1.969	7/30/18	$20,000,000	$19,801,000
LMA-Americas, LLC (France)	1.673	5/3/18	14,600,000	14,533,101
LMA-Americas, LLC (France)	1.577	3/1/18	5,450,000	5,443,085
Matchpoint Finance PLC (Ireland)	1.819	4/2/18	26,500,000	26,421,240
MetLife Short Term Funding, LLC	1.506	2/26/18	4,700,000	4,694,885
Total asset-backed commercial paper (cost $216,961,026)				$216,959,190

	Principal
ASSET-BACKED SECURITIES (0.7%)*	amount	Value
Loan Depot Station Place Agency Securitization
Trust 144A FRB Ser. 17-LD1, Class A, 1 Month US LIBOR
+ 0.80%, 2.361%, 11/25/50	$20,365,000	$20,365,000
Station Place Securitization Trust 144A
FRB Ser. 17-1, Class A, 1 Month US LIBOR + 0.90%,
2.461%, 2/25/49	7,817,000	7,817,000
FRB Ser. 17-6, Class A, 1 Month US LIBOR + 0.70%,
2.235%, 11/24/18	32,563,000	32,563,000
Total asset-backed securities (cost $60,745,000)		$60,745,000

	Principal
REPURCHASE AGREEMENTS (0.4%)*	amount	Value
Interest in $35,000,000 tri-party term repurchase agreement dated
1/31/18 with BNP Paribas, 1.64% (collateralized by various corporate bonds and notes with coupon rates ranging from 2.500% to 4.500% and due dates
ranging from 2/13/19 to 9/15/27, valued at $36,752,539) IR EG	$35,000,000	$35,000,000
Total repurchase agreements (cost $35,000,000)		$35,000,000

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (—%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (—%)
Government National Mortgage Association
Pass-Through Certificates
4.50%, 10/15/19	$17,963	$18,184
4.50%, 5/15/18	3,795	3,801
		21,985
U.S. Government Agency Mortgage Obligations (—%)
Federal Home Loan Mortgage Corporation
4.50%, 10/1/18	1,985	1,992
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6.50%, 3/1/19	13,247	13,484
6.00%, 2/1/19	30	30
5.50% with due dates from 4/1/18 to 11/1/18	3,570	3,580
5.00% with due dates from 2/1/18 to 5/1/21	44,310	45,085
4.50%, 8/1/18	5,829	5,858
Federal National Mortgage Association
Pass-Through Certificates
6.50%, 12/1/19	1,525	1,552
6.00% with due dates from 9/1/18 to 5/1/23	20,513	21,270

Short Duration Income Fund 37

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (—%)* cont.	amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association
Pass-Through Certificates
5.50% with due dates from 4/1/18 to 11/1/23	$39,100	$39,834
5.00%, 11/1/19	21,633	21,967
		154,652
Total U.S. government and agency mortgage obligations (cost $186,019)		$176,637

TOTAL INVESTMENTS
Total investments (cost $8,293,789,498)	$8,302,156,517

Key to holding’s abbreviations

BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2017 through January 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $8,294,808,022.

R Real Estate Investment Trust.

IR Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.

EG Maturity date of the repurchase agreement is thirty-five days from the purchase date unless both parties agree to roll the transaction. Maturity value of the repurchase agreement will equal the principal amount of the repurchase agreement plus interest.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

38 Short Duration Income Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	64.2%	Japan	2.1%
Canada	8.2	Denmark	0.9
United Kingdom	6.0	Norway	0.9
Australia	5.3	Germany	0.5
Netherlands	3.8	Other	1.7
France	3.7	Total	100.0%
Sweden	2.7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed commercial paper	$—	$216,959,190	$—
Asset-backed securities	—	60,745,000	—
Certificates of deposit	—	299,437,261	—
Commercial paper	—	2,727,004,221	—
Corporate bonds and notes	—	4,575,529,769	—
Mortgage-backed securities	—	387,304,439	—
Repurchase agreements	—	35,000,000	—
U.S. government and agency mortgage obligations	—	176,637	—
Totals by level	$—	$8,302,156,517	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund 39

Statement of assets and liabilities 1/31/18 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $8,293,789,498)	$8,302,156,517
Cash	7,073
Interest and other receivables	22,106,529
Receivable for shares of the fund sold	50,712,024
Receivable for investments sold	7,419,622
Prepaid assets	538,958
Total assets	8,382,940,723

LIABILITIES
Payable for investments purchased	45,676,539
Payable for shares of the fund repurchased	39,099,307
Payable for compensation of Manager (Note 2)	476,659
Payable for custodian fees (Note 2)	39,724
Payable for investor servicing fees (Note 2)	790,608
Payable for Trustee compensation and expenses (Note 2)	191,446
Payable for administrative services (Note 2)	14,114
Payable for distribution fees (Note 2)	408,258
Distributions payable to shareholders	972,571
Other accrued expenses	463,475
Total liabilities	88,132,701

Net assets	$8,294,808,022

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$8,284,909,106
Undistributed net investment income (Note 1)	107,658
Accumulated net realized gain on investments (Note 1)	1,424,239
Net unrealized appreciation of investments	8,367,019
Total — Representing net assets applicable to capital shares outstanding	$8,294,808,022

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class A share
($4,726,644,796 divided by 470,066,209 shares)	$10.06
Net asset value and offering price per class B share ($1,665,987 divided by 165,885 shares)*	$10.04
Net asset value and offering price per class C share ($25,118,712 divided by 2,501,374 shares)*	$10.04
Net asset value, offering price and redemption price per class M share
($3,850,904 divided by 383,320 shares)	$10.05
Net asset value, offering price and redemption price per class R share
($5,844,132 divided by 581,882 shares)	$10.04
Net asset value, offering price and redemption price per class R6 share
($3,810,474 divided by 378,456 shares)	$10.07
Net asset value, offering price and redemption price per class Y share
($3,527,873,017 divided by 350,500,860 shares)	$10.07

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

40 Short Duration Income Fund

Statement of operations Six months ended 1/31/18 (Unaudited)

INVESTMENT INCOME
Interest (net of foreign tax of $1,285)	$67,804,303
Total investment income	67,804,303

EXPENSES
Compensation of Manager (Note 2)	13,267,309
Investor servicing fees (Note 2)	2,243,196
Custodian fees (Note 2)	51,715
Trustee compensation and expenses (Note 2)	185,616
Distribution fees (Note 2)	2,272,178
Administrative services (Note 2)	140,247
Other	1,243,284
Fees waived and reimbursed by Manager (Note 2)	(5,561,094)
Total expenses	13,842,451
Expense reduction (Note 2)	(25,450)
Net expenses	13,817,001

Net investment income	53,987,302

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	1,636,539
Net unrealized depreciation of securities in unaffiliated issuers during the period	(938,474)
Net gain on investments	698,065

Net increase in net assets resulting from operations	$54,685,367

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund 41

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 1/31/18*	Year ended 7/31/17
Operations
Net investment income	$53,987,302	$53,721,175
Net realized gain on investments	1,636,539	2,073,294
Net unrealized appreciation (depreciation) of investments	(938,474)	8,402,262
Net increase in net assets resulting from operations	54,685,367	64,196,731
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(29,626,914)	(30,316,117)
Class B	(7,942)	(11,176)
Class C	(119,513)	(118,824)
Class M	(36,019)	(91,346)
Class R	(27,671)	(20,043)
Class R6	(28,881)	(29,758)
Class Y	(24,098,908)	(23,152,721)
Net realized short-term gain on investments
Class A	(498,475)	—
Class B	(187)	—
Class C	(2,844)	—
Class M	(562)	—
Class R	(619)	—
Class R6	(455)	—
Class Y	(374,312)	—
From net realized long-term gain on investments
Class A	(498,475)	—
Class B	(187)	—
Class C	(2,844)	—
Class M	(562)	—
Class R	(619)	—
Class R6	(455)	—
Class Y	(374,312)	—
Increase from capital share transactions (Note 4)	1,486,395,616	3,457,216,195
Total increase in net assets	1,485,380,227	3,467,672,941

NET ASSETS
Beginning of period	6,809,427,795	3,341,754,854
End of period (including undistributed net investment
income of $107,658 and $66,204, respectively)	$8,294,808,022	$6,809,427,795

* Unaudited.

The accompanying notes are an integral part of these financial statements.

42 Short Duration Income Fund

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Short Duration Income Fund 43

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
January 31, 2018**	$10.06	.07	—[e]	.07	(.07)	—[e]	(.07)	$10.06	.70*	$4,726,645	.20*	.68*	22*
July 31, 2017	10.04	.10	.02	.12	(.10)	—	(.10)	10.06	1.17	3,843,494.40		.99	45
July 31, 2016	10.03	.06	.01	.07	(.06)	—[e]	(.06)	10.04	.76	1,926,055.40		.65	51
July 31, 2015	10.06	.04	(.02)	.02	(.04)	(.01)	(.05)	10.03	.20	1,411,923.40		.41	46
July 31, 2014	10.03	.05	.03	.08	(.05)	—[e]	(.05)	10.06	.81	1,603,517.40		.47	45
July 31, 2013	10.02	.05	.02	.07	(.06)	—[e]	(.06)	10.03	.69	1,005,695.40		.53	24
Class B
January 31, 2018**	$10.04	.05	—[e]	.05	(.05)	—[e]	(.05)	$10.04	.50*	$1,666	.40*	.48*	22*
July 31, 2017	10.02	.06	.02	.08	(.06)	—	(.06)	10.04	.76	1,751.80		.55	45
July 31, 2016	10.02	.02	—[e]	.02	(.02)	—[e]	(.02)	10.02	.26	2,042	.80[f]	.27[f]	51
July 31, 2015	10.05	—[e]	(.02)	(.02)	—[e]	(.01)	(.01)	10.02	(.18)	1,091	.79[f]	.02[f]	46
July 31, 2014	10.02	.01	.03	.04	(.01)	—[e]	(.01)	10.05	.42	583	.79[f]	.09[f]	45
July 31, 2013	10.01	.01	.02	.03	(.02)	—[e]	(.02)	10.02	.29	326.80		.14	24
Class C
January 31, 2018**	$10.04	.05	—[e]	.05	(.05)	—[e]	(.05)	$10.04	.50*	$25,119	.40*	.48*	22*
July 31, 2017	10.02	.06	.02	.08	(.06)	—	(.06)	10.04	.76	24,162.80		.57	45
July 31, 2016	10.02	.02	—[e]	.02	(.02)	—[e]	(.02)	10.02	.26	17,590	.80[f]	.28[f]	51
July 31, 2015	10.05	—[e]	(.02)	(.02)	—[e]	(.01)	(.01)	10.02	(.18)	9,622	.79[f]	.02[f]	46
July 31, 2014	10.02	.01	.03	.04	(.01)	—[e]	(.01)	10.05	.42	8,586	.79[f]	.09[f]	45
July 31, 2013	10.01	.01	.02	.03	(.02)	—[e]	(.02)	10.02	.29	6,292.80		.13	24
Class M
January 31, 2018**	$10.05	.07	—[e]	.07	(.07)	—[e]	(.07)	$10.05	.68*	$3,851	.23*	.64*	22*
July 31, 2017	10.03	.09	.02	.11	(.09)	—	(.09)	10.05	1.12	6,912.45		.90	45
July 31, 2016	10.02	.06	.01	.07	(.06)	—[e]	(.06)	10.03	.71	10,323.45		.61	51
July 31, 2015	10.05	.04	(.02)	.02	(.04)	(.01)	(.05)	10.02	.15	6,913.45		.36	46
July 31, 2014	10.02	.04	.03	.07	(.04)	—[e]	(.04)	10.05	.76	777.45		.43	45
July 31, 2013	10.02	.05	—[e]	.05	(.05)	—[e]	(.05)	10.02	.54	1,267.45		.49	24
Class R
January 31, 2018**	$10.05	.05	(.01)	.04	(.05)	—[e]	(.05)	$10.04	.40*	$5,844	.40*	.48*	22*
July 31, 2017	10.02	.06	.03	.09	(.06)	—	(.06)	10.05	.86	4,178.80		.58	45
July 31, 2016	10.02	.02	—[e]	.02	(.02)	—[e]	(.02)	10.02	.26	2,393	.79[f]	.26[f]	51
July 31, 2015	10.05	—[e]	(.02)	(.02)	—[e]	(.01)	(.01)	10.02	(.18)	2,131	.79[f]	.03[f]	46
July 31, 2014	10.02	.01	.03	.04	(.01)	—[e]	(.01)	10.05	.42	1,407	.79[f]	.10[f]	45
July 31, 2013	10.01	.01	.02	.03	(.02)	—[e]	(.02)	10.02	.29	1,172.80		.10	24

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44 Short Duration Income Fund	Short Duration Income Fund 45

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class R6
January 31, 2018**	$10.07	.07	—[e]	.07	(.07)	—[e]	(.07)	$10.07	.76*	$3,810	.15*	.74*	22*
July 31, 2017	10.05	.11	.02	.13	(.11)	—	(.11)	10.07	1.27	3,151.29		1.08	45
July 31, 2016	10.04	.07	.01	.08	(.07)	—[e]	(.07)	10.05	.87	2,270.29		.79	51
July 31, 2015	10.07	.05	(.02)	.03	(.05)	(.01)	(.06)	10.04	.30	1,303.30		.50	46
July 31, 2014	10.04	.06	.03	.09	(.06)	—[e]	(.06)	10.07	.91	831.30		.56	45
July 31, 2013	10.03	.06	.02	.08	(.07)	—[e]	(.07)	10.04	.79	229.30		.61	24
Class Y
January 31, 2018**	$10.07	.07	—[e]	.07	(.07)	—[e]	(.07)	$10.07	.75*	$3,527,873	.15*	.73*	22*
July 31, 2017	10.05	.11	.02	.13	(.11)	—	(.11)	10.07	1.27	2,925,780.30		1.09	45
July 31, 2016	10.04	.07	.01	.08	(.07)	—[e]	(.07)	10.05	.86	1,381,082.30		.77	51
July 31, 2015	10.07	.05	(.02)	.03	(.05)	(.01)	(.06)	10.04	.30	663,319.30		.51	46
July 31, 2014	10.04	.06	.03	.09	(.06)	—[e]	(.06)	10.07	.91	477,216.30		.56	45
July 31, 2013	10.03	.06	.02	.08	(.07)	—[e]	(.07)	10.04	.79	136,165.30		.61	24

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of net assets (Note 2):

	1/31/18	7/31/17	7/31/16	7/31/15	7/31/14	7/31/13
Class A	0.07%	0.15%	0.15%	0.12%	0.12%	0.14%
Class B	0.07	0.15	0.15	0.12	0.12	0.14
Class C	0.07	0.15	0.15	0.12	0.12	0.14
Class M	0.07	0.15	0.15	0.12	0.12	0.14
Class R	0.07	0.15	0.15	0.12	0.12	0.14
Class R6	0.07	0.15	0.15	0.13	0.14	0.17
Class Y	0.07	0.15	0.15	0.12	0.12	0.14

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	7/31/16	7/31/15	7/31/14
Class B	—%‡	0.01%	0.01%
Class C	—‡	0.01	0.01
Class R	0.01	0.01	0.01

‡ Amount represents less than 0.01% per share.

The accompanying notes are an integral part of these financial statements.

46 Short Duration Income Fund	Short Duration Income Fund 47

Notes to financial statements 1/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2017 through January 31, 2018.

Putnam Short Duration Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed income securities comprised of short duration, investment-grade money market and other fixed income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or only by the credit of a federal agency or government sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, taxable municipal debt securities, securitized debt instruments (such as mortgage- and asset backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S.-dollar denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Under normal circumstances, the dollar-weighted average portfolio maturity of the fund is not expected to exceed three and one-half years. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B (only in exchange for class B shares of another Putnam fund), class C, class M, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Each class of shares is sold without a front-end sales charge. Class A, class M, class R, class R6 and class Y shares also are generally not subject to a contingent deferred sales charge. Class B shares, which are only available through exchange of class B shares of another Putnam fund, convert to class A shares after approximately eight years after the original purchase date and are subject to a contingent deferred sales charge on certain redemptions. Class C shares obtained in an exchange for class C shares of another Putnam fund, are subject to a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. Class R shares are not available to all investors. The expenses for class A, class B, class C, class M, and class R shares may differ based on each class’ distribution fee, which is identified in Note 2. Class R6 and class Y shares are generally subject to the same expenses as class A, class B, class C, class M and Class R shares, but do not bear a distribution fee. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

48 Short Duration Income Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal

Short Duration Income Fund 49

to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $36,752,539, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $8,293,789,498, resulting in gross unrealized appreciation and depreciation of $11,764,844 and $3,397,825, respectively, or net unrealized appreciation of $8,367,019.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

50 Short Duration Income Fund

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.500%	of the first $5 billion,	0.300%	of the next $50 billion,
0.450%	of the next $5 billion,	0.280%	of the next $50 billion,
0.400%	of the next $10 billion,	0.270%	of the next $100 billion and
0.350%	of the next $10 billion,	0.265%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.173% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2018, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.24% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $5,561,094 as a result of this limit.

Putnam Management has also contractually agreed, through November 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Short Duration Income Fund 51

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,268,331	Class R	1,690
Class B	483	Class R6	984
Class C	7,266	Class Y	962,813
Class M	1,629	Total	$2,243,196

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $25,450 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $6,041, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.10%	$2,186,565
Class B	0.75%	0.50%	4,163
Class C	1.00%	0.50%	62,666
Class M	1.00%	0.15%	4,214
Class R	1.00%	0.50%	14,570
Total			$2,272,178

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $84 and no monies, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A shares purchased by exchange from another Putnam fund.

52 Short Duration Income Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$2,047,848,920	$810,622,026
U.S. government securities (Long-term)	—	—
Total	$2,047,848,920	$810,622,026

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	290,694,596	$2,923,720,973	508,876,358	$5,112,097,583
Shares issued in connection with
reinvestment of distributions	2,997,156	30,145,094	2,963,333	29,776,933
	293,691,752	2,953,866,067	511,839,691	5,141,874,516
Shares repurchased	(205,833,610)	(2,070,129,057)	(321,538,446)	(3,230,582,579)
Net increase	87,858,142	$883,737,010	190,301,245	$1,911,291,937

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	25,375	$254,884	102,246	$1,025,671
Shares issued in connection with
reinvestment of distributions	797	8,005	1,062	10,660
	26,172	262,889	103,308	1,036,331
Shares repurchased	(34,594)	(347,347)	(132,684)	(1,331,313)
Net decrease	(8,422)	$(84,458)	(29,376)	$(294,982)

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	879,953	$8,835,514	2,034,362	$20,414,919
Shares issued in connection with
reinvestment of distributions	11,968	120,173	11,404	114,453
	891,921	8,955,687	2,045,766	20,529,372
Shares repurchased	(796,185)	(7,995,281)	(1,395,057)	(13,999,134)
Net increase	95,736	$960,406	650,709	$6,530,238

Short Duration Income Fund 53

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	88,253	$886,780	1,211,498	$12,162,988
Shares issued in connection with
reinvestment of distributions	3,358	33,739	8,887	89,239
	91,611	920,519	1,220,385	12,252,227
Shares repurchased	(396,174)	(3,980,088)	(1,561,909)	(15,683,569)
Net decrease	(304,563)	$(3,059,569)	(341,524)	$(3,431,342)

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	402,084	$4,037,984	454,404	$4,559,651
Shares issued in connection with
reinvestment of distributions	2,805	28,175	1,992	19,994
	404,889	4,066,159	456,396	4,579,645
Shares repurchased	(238,979)	(2,400,560)	(279,096)	(2,800,722)
Net increase	165,910	$1,665,599	177,300	$1,778,923

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	173,978	$1,752,014	308,837	$3,107,325
Shares issued in connection with
reinvestment of distributions	2,965	29,791	2,959	29,758
	176,943	1,781,805	311,796	3,137,083
Shares repurchased	(111,381)	(1,121,604)	(224,819)	(2,261,832)
Net increase	65,562	$660,201	86,977	$875,251

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	257,670,895	$2,594,048,862	404,471,143	$4,067,440,640
Shares issued in connection with
reinvestment of distributions	2,048,443	20,623,638	1,993,011	20,046,453
	259,719,338	2,614,672,500	406,464,154	4,087,487,093
Shares repurchased	(199,880,342)	(2,012,156,073)	(253,276,579)	(2,547,020,923)
Net increase	59,838,996	$602,516,427	153,187,575	$1,540,466,170

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

54 Short Duration Income Fund

Note 6: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	BNP Paribas	Total
Assets:
Repurchase agreements**	$35,000,000	$35,000,000
Total Assets	$35,000,000	$35,000,000
Liabilities:
Total Liabilities	$—	$—
Total Financial and Derivative Net Assets	$35,000,000	$35,000,000
Total collateral received (pledged)†##	$35,000,000
Net amount	$—
Controlled collateral received (including
TBA commitments)**	$—	$—
Uncontrolled collateral received	$36,752,539	$36,752,539
Collateral (pledged) (including TBA commitments)**	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Short Duration Income Fund 55

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Multi-Cap Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	American Government Income Fund
Investors Fund	Diversified Income Trust
Low Volatility Equity Fund	Emerging Markets Income Fund
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Consumer Fund	Income Fund
Global Financials Fund	Money Market Fund†
Global Health Care Fund	Short Duration Income Fund
Global Industrials Fund	U.S. Government Income Trust
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Telecommunications Fund	Intermediate-Term Municipal Income Fund
Global Utilities Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Growth	Tax-Free High Yield Fund
Growth Opportunities Fund
International Growth Fund	State tax-free income funds‡:
Multi-Cap Growth Fund	California, Massachusetts, Minnesota,
Small Cap Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.

56 Short Duration Income Fund

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	George Putnam Balanced Fund
Absolute Return 300 Fund®
Absolute Return 500 Fund®	Dynamic Asset Allocation Balanced Fund
Absolute Return 700 Fund®	Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Putnam PanAgora**	Dynamic Risk Allocation Fund
Putnam PanAgora Managed Futures Strategy
Putnam PanAgora Market Neutral Fund	Retirement Income Fund Lifestyle 1
Putnam PanAgora Risk Parity Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Short Duration Income Fund 57

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

58 Short Duration Income Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Short Duration Income Fund 59

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Short Duration Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

60 Short Duration Income Fund

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA736 309789 3/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 28, 2018